AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JULY 28, 2025.
Investment Company Act of 1940 File No.: 811‑23161
Securities Act of 1933 File No.: 333‑212032

FORM N-1A
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

Pre‑Effective Amendment No. [ ] Post-Effective Amendment No. 111 [X]
and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

Amendment No. 114 [X]
(Check appropriate box or boxes)
Nushares ETF Trust
(Exact Name of Registrant as Specified in Charter)
333 West Wacker Drive
Chicago, IL 60606
(Address of Principal Executive Offices, Zip Code)
(312) 917‑7700
(Registrant’s Telephone Number, including Area Code)
Diana R. Gonzalez
Vice President and Secretary
8500 Andrew Carnegie Boulevard
Charlotte, NC 28262
(Name and Address of Agent for Service)
Copy to:
Eric F. Fess
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603
and
W. John McGuire
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

It is proposed that this filing will become effective (check appropriate box):
   ☐  Immediately upon filing pursuant to paragraph (b)
   ☒  On July 31, 2025 pursuant to paragraph (b)
   ☐  60 days after filing pursuant to paragraph (a)(1)
   ☐  On (date) pursuant to paragraph (a)(1)
   ☐  75 days after filing pursuant to paragraph (a)(2)
   ☐  On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
   ☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Exchange-Traded Funds	31 July 2025

Fund Name	Listing Exchange	Ticker Symbol
Nuveen High Yield Municipal Income ETF	NYSE Arca, Inc.	NHYM
Nuveen Municipal Income ETF	NYSE Arca, Inc.	NUMI

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus

Table of Contents

Section 1 Fund Summaries 2
Nuveen High Yield Municipal Income ETF 2
Nuveen Municipal Income ETF 8
Section 2 Additional Detail About the Funds’
Strategies, Holdings and Risks 13
Investment Objectives and Principal Investment Strategies 13
Portfolio Holdings 13
Disclosure of Portfolio Holdings 16
Risks 16
Section 3 Fund Management 27
Who Manages the Funds 27
Management Fees 29
Section 4 Investing in the Funds 30
Purchase and Sale of Fund Shares 30
Purchase and Redemption of Creation Units 31
Distributor 31
Distribution and Service Payments 32
Frequent Trading 33
Section 5 General Information 34
Dividends and Distributions 34
Taxes 34
Net Asset Value 37
Premium/Discount Information 38
Fund Service Providers 38
Listing Exchange 38
Section 6 Financial Highlights 39

NOT FDIC OR GOVERNMENT INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Section 1 Fund Summaries
Nuveen High Yield Municipal Income ETF
Investment Objective
The investment objective of the Fund is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund's primary objective.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.35%

1 Other Expenses are estimated for the current fiscal year.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$36
3 Years	$113

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period from January 22, 2025 (Fund inception) until March 31, 2025, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal income tax. Regular federal income tax is different from, and does not include, the federal alternative minimum tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal income tax. The Fund may invest without limit in municipal bonds that generate income subject to the alternative minimum tax on individuals. Income received from the Fund’s municipal bonds may affect the federal corporate alternative minimum tax for certain corporations. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years.
Under normal market conditions, the Fund invests at least 65% of its net assets in low- to medium-quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. Below investment grade municipal bonds (those rated BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its net assets in distressed securities (municipal securities that are issued by entities that are experiencing financial difficulties).

2	Section 1 Fund Summaries

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.
The Fund’s sub-adviser uses a research-intensive investment process to identify high-yielding municipal bonds that offer attractive value in terms of their current yields, prices, credit quality, liquidity and future prospects. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.
Principal Risks
The value of your investment in this Fund may change throughout the day on each day the Fund’s primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Alternative Minimum Tax Risk—The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax on individuals. Exempt-interest dividends may affect the federal corporate alternative minimum tax for certain corporations.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding municipal bonds held by the Fund prior to the scheduled maturity date, the Fund may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Fund’s performance.
Cash Redemption Risk—The Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash. In order to obtain the cash needed for a redemption, the Fund may be required to sell portfolio securities, which may cause the Fund to incur certain costs such as brokerage costs and recognize capital gains or losses that it might not have recognized if it had satisfied the redemption in-kind. Therefore, to the extent the Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind. These costs may decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an authorized participant.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a municipal bond may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Because the Fund invests at least 65% of its assets in low- to medium-quality bonds, including high yield securities, the Fund’s credit risks are greater than those of funds that buy only investment grade securities.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Section 1 Fund Summaries	3

Distressed and Defaulted Securities Risk—Distressed securities are securities issued by entities that are experiencing financial difficulties at the time of investment and involve substantial additional risks to the risks of investing in high-yield securities. Investments in distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not be able to receive interest payments on such securities and may incur costs to protect its investment. A defaulted security is one in which the issuer has defaulted or become involved in bankruptcy or insolvency proceedings subsequent to the time of acquisition. It is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed or defaulted securities or any securities received in exchange for such securities.
High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Fund. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.
Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on municipal bonds it holds.
Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s municipal bonds will decline because of rising interest rates. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of municipal bonds with longer durations or maturities usually change more than the values of municipal bonds with shorter durations or maturities. Conversely, municipal bonds with shorter durations or maturities will be less volatile but may provide lower returns than municipal bonds with longer durations or maturities. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Because the Fund is managed to seek current income, it may hold longer duration or longer maturity obligations and thereby be more exposed to interest rate risk than municipal funds with a different emphasis. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the municipal bond market, making it more difficult for the Fund to sell municipal bonds. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Fund’s performance.
Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, tariffs, sanctions, and other trade restrictions, terrorism, geopolitical events, financial system instability, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, to the extent the rate of inflation increases, the value of the Fund’s assets may decline.
Market Trading Risks—The Fund is an exchange-traded fund (“ETF”), and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying

4	Section 1 Fund Summaries

portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV.
Municipal Bond Market Liquidity Risk—Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. Municipal bonds may also be thinly traded or have a limited trading market, making it difficult for the Fund to value the bonds accurately. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the reduced presence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume. The Fund may invest a significant portion of its assets in unrated bonds. The market for these bonds may be less liquid than the market for rated bonds of comparable quality.
Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.
Municipal Securities Risk—The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. The Fund may make significant investments in a particular segment of the municipal bond market or in the debt of issuers located in the same state or territory. Adverse conditions in such industry or location could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.
Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Tax Risk—Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (“IRS”) or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds utilized by the Fund may cause the Fund to have taxable investment income.
Unrated Bond Risk—Unrated municipal bonds determined by the Fund’s sub-adviser to be of comparable quality to rated municipal bonds which the Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.
U.S. Territory Risk—The Fund’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal income tax. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories.
Valuation Risk—The sales price the Fund could receive for any particular municipal bond may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. The municipal bonds in which the Fund invests typically are valued by a pricing service utilizing a

Section 1 Fund Summaries	5

range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.
Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Performance
The Fund is new and therefore does not have performance history for a full calendar year. When this prospectus is updated after a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.
Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Daniel J. Close, CFA	Senior Managing Director and Head of Nuveen Municipals	January 2025
Steven M. Hlavin	Managing Director	January 2025
Stephen J. Candido, CFA	Managing Director	January 2025
Michael McElduff	Senior Director	January 2025
Nicholas Mueller	Managing Director	January 2025
Purchase and Sale of Fund Shares
The Fund is an actively managed ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.

6	Section 1 Fund Summaries

Tax Information
The Fund intends to make interest income distributions that are exempt from regular federal income tax. However, all or a portion of these distributions may be subject to the federal alternative minimum tax and state and local taxes on individuals. Exempt-interest dividends may affect the federal corporate alternative minimum tax for certain corporations. In addition, a portion of the Fund’s distributions may be subject to regular federal and state income taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Section 1 Fund Summaries	7

Nuveen Municipal Income ETF
Investment Objective
The investment objective of the Fund is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund's primary objective.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.29%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.29%

1 Other Expenses are estimated for the current fiscal year.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$30
3 Years	$93
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period from January 22, 2025 (Fund inception) until March 31, 2025, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal income tax. Regular federal income tax is different from, and does not include, the federal alternative minimum tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal income tax. The Fund may invest without limit in municipal bonds that generate income subject to the alternative minimum tax on individuals. Income received from the Fund’s municipal bonds may affect the federal corporate alternative minimum tax for certain corporations. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years.
Under normal market conditions, the Fund invests at least 65% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. The Fund may invest up to 35% of its net assets in below investment grade municipal bonds (those rated BB/Ba or lower), commonly referred to as “high yield” or “junk” bonds.
The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

8	Section 1 Fund Summaries

The Fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.
Principal Risks
The value of your investment in this Fund may change throughout the day on each day the Fund’s primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Alternative Minimum Tax Risk—The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax on individuals. Exempt-interest dividends may affect the federal corporate alternative minimum tax for certain corporations.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding municipal bonds held by the Fund prior to the scheduled maturity date, the Fund may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Fund’s performance.
Cash Redemption Risk—The Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash. In order to obtain the cash needed for a redemption, the Fund may be required to sell portfolio securities, which may cause the Fund to incur certain costs such as brokerage costs and recognize capital gains or losses that it might not have recognized if it had satisfied the redemption in-kind. Therefore, to the extent the Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind. These costs may decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an authorized participant.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a municipal bond may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.
High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Fund. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.

Section 1 Fund Summaries	9

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on municipal bonds it holds.
Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s municipal bonds will decline because of rising interest rates. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of municipal bonds with longer durations or maturities usually change more than the values of municipal bonds with shorter durations or maturities. Conversely, municipal bonds with shorter durations or maturities will be less volatile but may provide lower returns than municipal bonds with longer durations or maturities. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Because the Fund is managed to seek current income, it may hold longer duration or longer maturity obligations and thereby be more exposed to interest rate risk than municipal funds with a different emphasis. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the municipal bond market, making it more difficult for the Fund to sell municipal bonds. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Fund’s performance.
Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, tariffs, sanctions, and other trade restrictions, terrorism, geopolitical events, financial system instability, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, to the extent the rate of inflation increases, the value of the Fund’s assets may decline.
Market Trading Risks—The Fund is an exchange-traded fund (“ETF”), and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV.
Municipal Bond Market Liquidity Risk—Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. Municipal bonds may also be thinly traded or have a limited trading market, making it difficult for the Fund to value the bonds accurately. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund

10	Section 1 Fund Summaries

needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the reduced presence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume. The Fund may invest a significant portion of its assets in unrated bonds. The market for these bonds may be less liquid than the market for rated bonds of comparable quality.
Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.
Municipal Securities Risk—The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. The Fund may make significant investments in a particular segment of the municipal bond market or in the debt of issuers located in the same state or territory. Adverse conditions in such industry or location could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.
Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Tax Risk—Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (“IRS”) or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds utilized by the Fund may cause the Fund to have taxable investment income.
Unrated Bond Risk—Unrated municipal bonds determined by the Fund’s sub-adviser to be of comparable quality to rated municipal bonds which the Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.
U.S. Territory Risk—The Fund’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal income tax. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories.
Valuation Risk—The sales price the Fund could receive for any particular municipal bond may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. The municipal bonds in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.
Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and

Section 1 Fund Summaries	11

thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Performance
The Fund is new and therefore does not have performance history for a full calendar year. When this prospectus is updated after a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.
Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Timothy T. Ryan, CFA	Managing Director	January 2025
Paul L. Brennan, CFA	Managing Director	January 2025
Michael McElduff	Senior Director	January 2025
Nicholas Mueller	Managing Director	January 2025
Purchase and Sale of Fund Shares
The Fund is an actively managed ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.
Tax Information
The Fund intends to make interest income distributions that are exempt from regular federal income tax. However, all or a portion of these distributions may be subject to the federal alternative minimum tax and state and local taxes on individuals. Exempt-interest dividends may affect the federal corporate alternative minimum tax for certain corporations. In addition, a portion of the Fund’s distributions may be subject to regular federal and state income taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	Section 1 Fund Summaries

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks
This prospectus contains important information about investing in the Funds. Please read this prospectus carefully before you make any investment decisions. Additional information regarding each Fund is available at www.nuveen.com/etf or by calling Nuveen Investor Services at (888) 290-9881.

Investment Objectives and Principal Investment Strategies
Each Fund’s investment objective, which is described in the “Fund Summaries” section, may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.
Each Fund’s investment policies may be changed by the Board without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.
Each Fund has adopted policies whereby, under normal market conditions, it will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal income tax (the “Name Policy”). As a result of having a Name Policy, each Fund must provide shareholders with a notice at least 60 days prior to any change of the Fund’s Name Policy.
Each Fund’s principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that each Fund’s investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Fund’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-adviser uses, or may use, to achieve each Fund’s objective. You should be aware that each Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (888) 290-9881 or visit the Funds’ website at www.nuveen.com/etf.

Portfolio Holdings
Additional information about each Fund’s portfolio holdings can be found below.
Municipal Bonds
States, local governments and municipalities and other issuing authorities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.
The Funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Funds will,

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	13

in making purchase decisions, take into consideration the issuer’s incentive to continue making appropriations until maturity.
The municipal bonds in which the Funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become “refunded” when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.
The municipal bonds in which the Funds invest may have variable, floating, or fixed interest rates.
In evaluating municipal bonds of different credit qualities or maturities, Nuveen Asset Management takes into account the size of yield spreads. Yield spread is the additional return the Funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the Funds may buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Asset Management evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the Funds adequately for the additional interest rate risk the Funds must assume, the Funds may buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, the Funds may buy more bonds from issuers in that industry.
The Funds may normally invest up to 20% of their net assets in municipal bonds that are not exempt from regular federal or state income tax. In addition, income received from the Funds’ municipal bonds may be subject to the federal alternative minimum tax on individuals and state and local taxes. Income received from the Funds’ municipal bonds may affect the federal corporate alternative minimum tax for certain corporations.
Credit Quality. The Nuveen High Yield Municipal Income ETF has a principal investment strategy that requires it, under normal market conditions, to invest at least 65% of its net assets in low- to medium-quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. The Nuveen Municipal Income ETF may invest up to 35% of its net assets in securities rated below investment grade (BB/Ba or lower). Municipal bonds that are rated below investment grade are commonly referred to as “high yield” or “junk” bonds. High yield bonds typically offer higher yields than investment grade bonds with similar maturities but involve greater risks, including the possibility of default or bankruptcy, and increased market price volatility.
Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that a Fund may invest in securities rated as low as B, the Fund may invest in securities rated B-. The rating assigned to a particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of the investment’s volatility or liquidity.
While the Nuveen High Yield Municipal Income ETF must invest at least 65% of its net assets in low- to medium- quality bonds under normal market conditions, it may invest in higher quality bonds (those rated AAA/Aaa to A or, if unrated, judged by Nuveen Asset

14	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

Management to be of comparable quality) or in any type of short-term, high-quality investments (including non-municipal investments) as a temporary defensive measure, in response to unusual market conditions, when there is a lack of acceptable lower rated bonds or at times when yield spreads do not justify the increased risks of investing in lower rated bonds, or during periods of large cash inflows or outflows. If the Nuveen High Yield Municipal Income ETF invests in higher quality and/or short-term securities, it may not be able to achieve its investment objective.
Portfolio Maturity and Effective Duration
Maturity measures the time until a bond makes its final payment. Both Funds buy municipal bonds with different maturities in pursuit of their investment objectives, but will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years.
Effective duration measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments, final maturity and, in the case of a bond with an embedded option (e.g., the right of the issuer to call the bond prior to maturity), the probability that the option will be exercised. Effective duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates. The longer the effective duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates, which typically corresponds to higher volatility and risk. For example, if a bond has an effective duration of five years, its value will decrease by approximately 5% if interest rates rise by 1%.
Distressed and Defaulted Securities
The Nuveen High Yield Municipal Income ETF may invest in municipal securities issued by entities that are experiencing financial difficulties (such securities are commonly referred to as distressed securities) or that have defaulted on their obligations to pay principal or interest when due or are involved in bankruptcy or insolvency proceedings. Such securities involve additional risks compared to high-yield securities and the Fund may incur higher expenses trying to protect their interests. Additionally, in the event that the Fund holds such distressed or defaulted securities of any issuer, the sub-adviser may determine that it is in the best interests of the Fund’s shareholders to pursue a workout arrangement with an issuer whereby the Fund may make loans, purchase bonds (including defaulted bonds), equity or other interests from the issuer, or accept assets from the issuer as payment. If such a situation were to occur where the Fund accepted assets from the issuer as payment, the sub-adviser will seek to liquidate any such assets when possible, but this may create exposure which is not in the Fund’s strategy. The sub-adviser may try and hedge against any risk associated with holding such assets, which may cause additional expense to the Fund.
Cash Equivalents and Short-Term Investments
As a non-principal investment strategy, each Fund may invest in cash and in U.S. dollar-denominated high quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. Under normal market conditions, each Fund may invest up to 20% of its net assets in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the Funds invest in taxable securities, they may not be able to achieve their investment objectives.

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	15

Temporary Defensive Positions
In certain situations or market conditions, such as in the case of liquidity concerns and/or unusually large cash inflows or redemptions, a Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund’s investment objective and is in the best interest of the Fund’s shareholders. During these periods, the weighted average maturity of a Fund’s investment portfolio may fall below the defined range described in the respective Fund Summary under “Principal Investment Strategies,” if applicable, and such Fund may not achieve its objective. A Fund does not expect to invest substantial amounts in short-term investments as a defensive measure except under extraordinary circumstances.
For more information on eligible short-term investments, see the statement of additional information.
Investment Companies and Other Pooled Investment Vehicles
As a non-principal investment strategy, each Fund may invest in securities of other open-end or closed-end investment companies, including ETFs. As a shareholder in an investment company or other pooled investment vehicle, each Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in an investment company or other pooled investment vehicle. In addition, each Fund will incur brokerage costs when purchasing and selling shares of ETFs. Securities of investment companies or other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.
Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (“1940 Act”). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Subject to certain conditions, a Fund also may invest in money market funds beyond the statutory limits described above.

Disclosure of Portfolio Holdings
A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Funds’ statement of additional information. In addition, the identities and quantities of the securities held by each Fund are disclosed on the Funds’ website.

Risks
Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Funds. Descriptions of these risks listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Because of these risks, you should consider an investment in a Fund to be a long-term investment.

16	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

Principal Risks
Active management risk: A Fund’s sub-adviser actively manages the Fund’s investments. Consequently, each Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. The sub-adviser’s judgment about markets, interest rates or the attractiveness, relative value, liquidity, or potential appreciation of a particular investment may not prove to be correct. This could cause a Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to a Fund’s sub-adviser in connection with managing a Fund and such developments, as well as any deficiencies in the operating systems or controls of the sub-adviser or a Fund service provider, may also adversely affect the ability of a Fund to achieve its investment goal.
Alternative minimum tax risk: Each Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of a Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax on individuals. Exempt-interest dividends may affect the federal corporate alternative minimum tax for certain corporations.
Call risk: Municipal bonds are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds (i.e., prepay principal on its higher-yielding municipal bonds) if they can be refinanced by issuing new bonds that bear a lower interest rate. A Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates or in securities with a higher risk of default, which may adversely impact a Fund’s performance. Such redemptions and subsequent reinvestments would also increase a Fund’s portfolio turnover. If the called bond was purchased or is currently valued at a premium, the value of the premium may be lost in the event of prepayment. The impact on prepayments on the price of a municipal bond may be difficult to predict and may increase the security’s volatility. Call risk is generally higher for long-term bond funds.
Cash redemption risk: A Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash. In order to obtain the cash needed for a redemption, a Fund may be required to sell portfolio securities, which may cause a Fund to incur certain costs such as brokerage costs and to recognize capital gains that it might not have recognized if it had satisfied the redemption in-kind (i.e., distribute securities as payment of redemption proceeds). Therefore, to the extent a Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind. These costs may decrease a Fund’s NAV to the extent not offset by a transaction fee payable by an authorized participant.
Credit risk: Credit risk is the risk that an issuer of a municipal bond held by a Fund may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Municipal bonds are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	17

of a municipal bond may be lowered or, in some cases, withdrawn if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the bond and in shares of a Fund, can negatively impact the value of the bond and the shares of a Fund, and can also affect the bond’s liquidity and make it more difficult for a Fund to sell if necessary. When a Fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk. Additionally, credit risk is heightened in market environments where interest rates are rising, particularly when rates are rising significantly, to the extent that an issuer is less willing or able to make payments when due.
To the extent that a Fund holds municipal bonds that are secured or guaranteed by financial institutions or insurance companies, changes in the credit quality of such obligors could cause the values of these municipal bonds to decline. Municipal bond insurance does not guarantee the value of either individual municipal bonds or the share price, distributions, or shares of a Fund. Additionally, a Fund could be delayed or hindered in the enforcement of its rights against an issuer or guarantor.
Credit spread risk: Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, a Fund’s investment adviser or sub-adviser, a financial intermediary, other service providers, or the issuers of securities held by a Fund to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. Negative impacts on a Fund could include the inability to calculate NAV, transact business, process transactions on behalf of shareholders or safeguard data. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause a Fund’s investments to lose value.
Distressed and defaulted securities risk (Nuveen High Yield Municipal Income ETF only): Distressed securities are securities issued by entities that are experiencing financial difficulties at the time of investment and involve substantial additional risks to the risks of investing in high-yield securities. Investments in distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not be able to receive interest payments on such securities and may incur costs to protect its investment. A defaulted security is one in which the issuer has defaulted or become involved in bankruptcy or insolvency proceedings subsequent to the time of acquisition. It is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed or defaulted securities or any securities received in exchange for such securities.

18	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

High yield securities risk: Securities that are rated below-investment grade are commonly referred to as “high yield” securities or “junk” bonds (and similar unrated securities). High yield securities usually offer higher yields than investment grade securities, but also involve more risk. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher rated debt securities. High yield securities are considered to be speculative with respect to the ability to pay interest and repay principal. High yield securities may be more susceptible to real or perceived adverse economic conditions, such as a recession or a sustained period of rising interest rates, than investment grade securities, and they generally have more volatile prices, carry more risk to principal and are more likely to experience a default. In addition, high yield securities generally are less liquid than investment grade securities. Any investment in distressed or defaulted securities subjects a fund to even greater credit risk than investments in other below-investment grade securities.
Income risk: A Fund’s income from its municipal bonds could decline during periods of falling interest rates because a Fund generally will have to invest the proceeds from sales of Creation Units, as well as the proceeds from maturing portfolio municipal bonds (or portfolio securities that have been called or prepaid, see “Call risk” above), in lower-yielding securities. In addition, a Fund’s income could decline when a Fund experiences defaults on municipal bonds it holds. To the extent that a Fund invests in floating-rate securities, the income generated from such securities will decrease during periods of falling interest rates.
Interest rate risk: Municipal bonds securities held by a Fund will fluctuate in value with changes in interest rates. In general, municipal bonds will increase in value when interest rates fall and decrease in value when interest rates rise. Short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from a Fund’s performance to the extent that it is exposed to such interest rates. Under certain circumstances, very low or negative interest rates may cause a Fund to have very low or negative yields on some of its securities. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of municipal bonds with longer durations or maturities usually change more than the values of municipal bonds with shorter durations or maturities. Duration is a measure of a security’s price sensitivity to an interest rate change; whereas, maturity measures the number of years until the bond issuer repays principal to the bond holder. Accordingly, a fund that invests in securities with longer durations generally is subject to greater interest rate risk. For example, if interest rates increase or decrease by one percent, a bond’s price will drop or rise, respectively, by approximately one percent for every year of the bond’s duration. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions). Rising interest rates may cause issuers to not make principal and interest payments when due.

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	19

Because the Funds are managed to seek current income, they may hold longer duration or longer maturity obligations and thereby be more exposed to interest rate risk than municipal funds with a different emphasis. A Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. Changes to interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting a Fund’s performance.
Market risk: The market value of a Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time. Market values may change due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly within a specific country, region, industry, sector or asset class. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact issuers in a different country or region. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. As a result, the value of a Fund’s investments may be negatively affected whether or not the Fund invests in a country or region directly impacted by such conditions or events.
Additionally, unexpected events and their aftermaths, including broad financial dislocations and economic recessions, terror attacks and armed conflict, including the war between Russia and Ukraine as well as the war among Israel, Hamas, and other militant groups in the Middle East, the imposition of tariffs, economic sanctions or trading restrictions, bank failures, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies (such as the COVID-19 coronavirus pandemic), may adversely affect the global economy and the markets and issuers in which a Fund invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, or wide-spread unemployment, and generally have a severe negative impact on the global economy. Such events could also impair the information technology and other operational systems upon which a Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of a Fund’s service providers to perform essential tasks on behalf of a Fund. Furthermore, such events could cause financial markets to experience elevated or even extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. In addition, sanctions and other measures could limit or prevent a Fund from buying and selling securities (in sanctioned countries and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the value of a Fund’s investments. In addition, there is a possibility that the rising prices of goods and services may have an effect on a Fund. As inflation increases, the value of a Fund’s assets can decline.
Market trading risks: As with all ETFs, a Fund’s shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a fund’s share typically will approximate its NAV, there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy a

20	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

Fund’s shares on the secondary market, and you may receive more or less than NAV when you sell those shares. In times of market stress, a Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV.
Only certain institutional investors are eligible to purchase and redeem shares directly from a Fund at NAV. In addition, efficient trading in a Fund’s shares on the secondary market depends on the participation of firms acting as market makers and/or liquidity providers in the market place. To the extent these market maker and authorized participant firms exit the ETF business or otherwise significantly reduce their business activities and no other entities step forward to perform these functions, a Fund’s shares may trade at a material discount to NAV.
During periods of high market volatility, a Fund’s share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund’s share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop order.
Although each Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (discussed in further detail below). Trading of a Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage).
Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread;” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time based on trading volume and market liquidity, is generally narrower if a Fund has more trading volume and market liquidity and wider if a Fund has less trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A Fund’s spread may also be impacted by market volatility generally and the liquidity of the underlying securities held by a Fund, particularly for newly launched or smaller funds. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Municipal bond market liquidity risk: Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. Municipal bonds may also be thinly traded or have a limited trading market, making it difficult for a Fund to value the bonds accurately. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	21

opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt Fund performance. These factors may be magnified in a rising interest rate environment, where the value and liquidity of fixed rate municipal bonds generally decrease. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the reduced presence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume. A Fund may invest a significant portion of its assets in unrated bonds. The market for these bonds may be less liquid than the market for rated bonds of comparable quality.
Municipal lease obligations risk: Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. If an issuer stopped making payment on the municipal lease, the obligation held by a Fund would likely lose some or all of its value. In addition, some municipal lease obligations may be less liquid than other debt obligations, making it difficult for a Fund to sell the obligation at an acceptable price. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and a Fund might not recover the full principal amount of the obligation.
Municipal securities risk: The values of municipal securities may be adversely affected by local political and economic conditions and developments and, therefore, a Fund’s performance may be tied to the conditions in any of the states and U.S. territories where it is invested. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Accordingly, revenue bonds, which may be repaid only from a specific facility or source, are subject to more economic risk than general obligation bonds, which may be repaid from any revenue source. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state or another obligated party, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that a Fund invests a substantial portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings.

22	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

Financial difficulties of municipal issuers may continue or get worse, particularly as the full economic impact of the COVID-19 coronavirus pandemic and the reductions in revenues of states and municipalities due to the pandemic are realized. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of a Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.
To the extent that a Fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a Fund's investment portfolio.
Service provider operational risk: A Fund’s service providers, such as a Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact a Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Tax risk: There is no guarantee that a Fund’s income will remain exempt from federal income taxes, regardless of the opinion of bond counsel for the issuer of the securities in which the Fund invests. Proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by a Fund and the value of the Fund’s portfolio would be adversely affected.
In addition, changes in tax laws, tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets. Because advance refunding bonds issued after December 31, 2017 are no longer tax-exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors, resulting in lower demand for municipal obligations. Additional changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
A Fund’s investments in tax-exempt municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued and neither a Fund or its sub-adviser will independently review the bases for those tax opinions or guarantee that the tax opinions are correct. However, after a Fund buys a security, the IRS may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax. If this happens, the value of the security would likely fall and a shareholder of a Fund may have to file an amended tax return and pay additional taxes.

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	23

Investments in taxable obligations may cause a Fund to have taxable investment income. In addition, a Fund may recognize taxable ordinary income from market discount. A Fund may also realize capital gains on the sale of its securities. These capital gains will be taxable regardless of whether they are derived from the sale of tax-exempt bonds or taxable securities.
Unrated bond risk: Unrated municipal bonds determined by a Funds’ sub-adviser to be of comparable quality to rated municipal bonds which a Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.
U.S. territory risk: A Fund’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal and state income tax. Accordingly, a Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories. For more information about the risks affecting municipal securities issuers located in U.S. territories in which the Funds invest, please see the statement of additional information.
The Funds are expected to invest in bonds of municipal issuers located in Puerto Rico. Puerto Rico has had ongoing fiscal challenges, growing debt obligations and uncertainty about its ability to make full repayment on these obligations. Certain issuers of Puerto Rican municipal securities have filed for bankruptcy or failed to make payments on obligations that have come due, and additional missed payments or defaults may be likely to occur in the future.
Valuation risk: The sales price a Fund could receive for any particular municipal bond may differ from the Fund’s valuation of the investment, particularly for municipal bonds that trade in thin or volatile markets or that are valued using a fair value methodology. The municipal bonds in which a Fund may invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that a Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to a Fund. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of a Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if a Fund were to change pricing services, or if a Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.
Zero coupon bonds risk: As interest on zero coupon bonds is not paid on a current basis, the values of the bonds are subject to greater fluctuations than are the value of bonds that distribute income regularly and may be more speculative than such bonds. Accordingly, the values of zero coupon bonds may be highly volatile as interest rates rise or fall. In addition, while zero coupon bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by certain tax laws.

24	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

Non-Principal Risks
Large transactions risk: Only authorized participants may engage in creation or redemption transactions directly with a Fund. A Fund may experience adverse effects due to large purchases or redemptions of Fund shares. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of a Fund’s holdings. There can be no assurance that any large shareholder would not redeem its investment, that the size of a Fund would be maintained at such levels or that a Fund would continue to meet applicable listing requirements. Such larger than normal redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also result in taxable income and/or gains for a Fund, which may increase taxable distributions to shareholders, and may also increase transaction costs. A Fund may be more significantly affected by purchases and redemptions of its Creation Units than a  fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. A Fund may be required to sell a large portion of its portfolio to meet significant Creation Unit redemptions or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when a Fund otherwise would not seek to do so. Such transactions may cause a Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and a Fund redeems Creation Units for cash, or otherwise cause a Fund to perform differently than intended. A number of circumstances may cause a Fund to experience large redemptions, including, but not limited to, the occurrence of significant events affecting investor demand for securities or asset classes in which a Fund invests; changes in the eligibility criteria for a Fund, liquidation, reorganization, repositioning, or other announced Fund event; or changes in investment objectives, strategies, policies, risks, or investment personnel. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management.
Authorized participant concentration risk: Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for a Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to  NAV per share and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent a Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	25

Other investment companies risk: When a Fund invests in other investment companies, such as ETFs, shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, a Fund is exposed to the risks to which the other investment companies may be subject. For Funds that invest in index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).

26	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

Section 3 Fund Management

Who Manages the Funds
Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. The Adviser has overall responsibility for management of the Funds, oversees the management of each Fund’s portfolio, manages each Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration and all other non-distribution related services necessary for each Fund to operate. The Adviser is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). As of June 30, 2025, Nuveen managed approximately $1.3 trillion in assets, of which approximately $151.1 billion was managed by the Adviser. The Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.
The Adviser has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management” or “NAM”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of each Fund’s assets on a discretionary basis, subject to the supervision of the Adviser. As of June 30, 2025, Nuveen Asset Management managed approximately $284.3 billion in assets.
The Funds are managed by multiple portfolio managers, who are responsible for the day-to-day management of the Funds, with expertise in the area applicable to the Funds’ investments. Each portfolio manager may be responsible for different aspects of a Fund’s management. For example, one manager may be principally responsible for selecting appropriate investments for a Fund, while another may be principally responsible for asset allocation. The following is a list of the portfolio managers primarily responsible for managing each Fund’s investments, along with their relevant experience. The Funds’ portfolio managers may change from time to time.

Section 3 Fund Management	27

		Total Experience (since dates specified below)
Name & Title	Experience Over Past Five Years	At Sub-Adviser*	Total
NUVEEN HIGH YIELD MUNICIPAL INCOME ETF
Daniel J. Close, CFA Senior Managing Director and Head of Nuveen Municipals	Nuveen Asset Management and other affiliated investment advisers (municipal bond portfolio management)	2000	1998

Steven M. Hlavin Managing Director	Nuveen Asset Management and other affiliated investment advisers (municipal bond portfolio management)	2003	2003

Stephen J. Candido, CFA Managing Director	Nuveen Asset Management and other affiliated investment advisers (municipal bond portfolio management)	1996	1996

Michael McElduff Senior Director	Nuveen Asset Management and other affiliated investment advisers (municipal bond portfolio management)	2020	2015

Nicholas Mueller Managing Director	Nuveen Asset Management and other affiliated investment advisers (municipal bond portfolio management)	2008	2007

NUVEEN MUNICIPAL INCOME ETF
Timothy T. Ryan, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (municipal bond portfolio management)	2010	1983

Paul L. Brennan, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (municipal bond portfolio management)	1997	1991

Michael McElduff Senior Director	Nuveen Asset Management and other advisory affiliates (municipal bond portfolio management)	2020	2015

Nicholas Mueller Managing Director	Nuveen Asset Management and other advisory affiliates (municipal bond portfolio management)	2008	2007

*  Including tenure at affiliate or predecessor firms, as applicable.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

28	Section 3 Fund Management

Management Fees
As compensation for the services it provided to each Fund during the most recent fiscal period ended March 31, 2025, the Adviser received a management fee from each Fund based on a percentage of the Fund’s average daily net assets, in the amounts set forth below:

Fund Name	Management Fee
Nuveen High Yield Municipal Income ETF	0.35%
Nuveen Municipal Income ETF	0.29%

The Adviser is responsible for substantially all other expenses of each Fund, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Funds’ chief compliance officer, litigation expenses and extraordinary expenses.
A discussion regarding the basis for the Board’s approval of the investment management agreements is available in the Funds’ Annual Financial Statements and Other Information dated March 31, 2025, which is included in the Funds’ report filed on Form N-CSR and available on the Funds’ website.

Section 3 Fund Management	29

Section 4 Investing in the Funds

Purchase and Sale of Fund Shares
Each Fund is an ETF, which differs from a mutual fund in important ways. Shares of a mutual fund are purchased and redeemed by all shareholders directly from the issuing fund at NAV. By contrast, most investors will buy and sell shares of the Funds through a broker on a national securities exchange, where each Fund’s shares are listed and trade throughout the day at market prices like shares of other publicly traded securities. The Funds do not impose any minimum investment for shares of a Fund purchased on an exchange or otherwise in the secondary market. Each Fund’s shares trade under the trading symbol listed on the cover of this prospectus.
Purchasing or selling shares of a Fund on an exchange or other secondary market typically involves two types of costs. When purchasing or selling shares of a Fund through a broker, you may incur a brokerage commission. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference on the exchange between the bid price and the ask price for a share of a Fund. The spread will vary over time based on a Fund’s trading volume and market liquidity.
Each Fund’s primary listing exchange is the NYSE Arca, Inc. (the “Listing Exchange”). The Listing Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Holiday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Book Entry
Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.
Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Trading Prices
The trading prices of a Fund’s shares on the Listing Exchange generally differ from the Fund’s NAV and are affected by market forces such as the supply of and demand for the Fund’s shares as well as the securities held by the Fund, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market is based on the market price of a Fund’s shares, which may be more or less than the NAV of such shares.

30	Section 4 Investing in the Funds

Householding
Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Funds.

Purchase and Redemption of Creation Units
Only certain institutional investors (typically market makers or other broker-dealers) who have entered into agreements with Nuveen Securities, LLC, the Funds’ distributor (the “Distributor”) (“Authorized Participants”), may purchase and redeem shares directly from the Funds at NAV and only in large blocks of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares are not redeemable by a Fund. An Authorized Participant must be either a DTC participant or a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”).
The Funds generally issue and redeem Creation Units in exchange for a designated in-kind basket of Fund securities (the “Deposit Securities”), the cash value of the Deposit Securities (“Deposit Cash”), and/or a designated amount of cash (the “Cash Component”) (collectively, the “Basket”). Each day the Listing Exchange is open for trading (a “Business Day”), prior to the opening of trading, each Fund publishes that day’s Basket through NSCC or another method of public dissemination.
Orders from Authorized Participants to create or redeem Creation Units may only be placed on a Business Day and are subject to approval by the Distributor. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received and deemed acceptable by the Distributor.
Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Funds’ statement of additional information.

Distributor
Nuveen Securities, LLC, the Funds’ distributor, distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 333 West Wacker Drive, Chicago, Illinois 60606.

Section 4 Investing in the Funds	31

Distribution and Service Payments
Distribution and Service Plan
Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which the Fund is authorized to pay fees at an annual rate of up to 0.25% of the Fund’s average daily net assets for the sale and distribution of the Fund’s shares. No distribution fees are currently charged to the Funds; there are no plans to impose distribution fees, and no such fees will be charged for at least twelve months from the date of this prospectus. Additionally, the implementation of any such fees would require approval by the Board prior to implementation. Because these fees would be paid out of a Fund’s assets on an on-going basis, if such fees are charged in the future, they would increase the cost of your investment and might cost you more over time than paying other types of sales charges.
Other Payments by the Adviser
The Adviser and/or its affiliates may make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Funds and certain other Nuveen ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by the Adviser and/or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Nuveen ETFs complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Funds or other Nuveen ETFs over another investment. More information regarding these payments is contained in the Funds’ statement of additional information.

32	Section 4 Investing in the Funds

Frequent Trading
The Funds do not impose any restrictions on the frequency of purchases and redemptions (“frequent trading”); however, the Funds reserve the right to reject or limit purchases at any time as described in the statement of additional information. In determining that no restrictions on frequent trading were necessary, the Board evaluated the risks of frequent trading to the Funds and their shareholders. The Board considered that a Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Funds’ shares occurs on the secondary market. Because secondary market trades do not involve the Funds directly, the Board concluded that such trades were unlikely to cause many of the harmful effects of frequent trading, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains. With respect to purchases and redemptions by Authorized Participants directly from the Funds that are effected in-kind (i.e., for securities), the Board concluded that those trades do not have the potential to cause the harmful effects that may result from frequent cash trades. To the extent that a Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board recognized that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that a Fund’s shares trade at or close to NAV. In addition, the Board recognized that the Funds impose fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades.

Section 4 Investing in the Funds	33

Section 5 General Information

Dividends and Distributions
As a Fund shareholder, you are entitled to your share of the Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as dividends and distributions.
Each Fund may earn interest from debt securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as dividends. Dividends, if any, are declared and paid monthly.
Each Fund will generally realize short-term capital gains or losses whenever it sells assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally realize long-term capital gains or losses whenever it sells assets held for more than one year. Net capital gains (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) are distributed to shareholders once a year at year end.
Each Fund reserves the right to declare special distributions if such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Your broker is responsible for distributing any dividends and capital gain distributions to you.
Dividend Reinvestment Service
No dividend reinvestment service is provided by the Funds. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Funds purchased in the secondary market.

Taxes
As with any investment, you should consider how your investment in shares of the Funds will be taxed. The tax information in this prospectus is provided as general information, based on current laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. There is no guarantee that shares of the Funds will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Funds. Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Funds make distributions, you sell Fund shares, or (for Authorized Participants only) you purchase or redeem Creation Units.
Taxes and Tax Reporting
Because the Funds invest primarily in municipal bonds, the regular monthly dividends you receive are generally expected to be exempt from regular federal income tax. All or

34	Section 5 General Information

a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax on individuals. Exempt-interest dividends may affect the federal corporate alternative minimum tax for certain corporations.
Each Fund intends to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Generally the Funds do not seek to realize taxable income or capital gains. However, the Funds may realize and distribute taxable income or capital gains from time to time as a result of each Fund’s normal investment activities. The Funds’ distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares.
Distributions from the Funds’ long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The Funds’ taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Internal Revenue Code of 1986, as amended (the “Code”). A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.
Assuming you hold your shares as a capital asset, the sale of shares in your account may produce a capital gain or loss, and is a taxable event. Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of long-term capital gain dividends paid with respect to such shares or disallowed to the extent of the exempt-interest dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.
In general, your taxable income distributions are subject to federal income tax for the year in which they are paid. Distributions paid in January, but declared and payable to shareholders of record in October, November or December of the prior year, however, may be taxable to you in the prior year. These distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares).

Section 5 General Information	35

Early in each year, you will receive a statement from the firm through which you hold your Fund shares detailing the amount and nature of all distributions that you were paid during the prior year. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash.
Taxable distributions from the Funds and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
When seeking to satisfy redemption requests in whole or in part on a cash basis, a Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process were used.
Distributions (other than capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.
Please note that if you do not furnish the Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to the Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the IRS notifies the Fund to withhold, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.
Buying or Selling Shares Close to a Record Date
Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend” and generally should be avoided by taxable investors. The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.
Cost Basis Method
You may elect a cost basis method to apply to shares held in your account with your financial intermediary. The cost basis method you select will determine the order in which such shares are sold and how your cost basis information is calculated and subsequently reported to you and to the IRS. Please consult your tax advisor to determine which cost basis method best suits your specific situation. Please contact your financial intermediary for instructions on how to make your election. If you do not make an election, your financial intermediary will choose its own default cost basis method.

36	Section 5 General Information

Taxes on Creation and Redemption of Creation Units
An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.
Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.
Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Funds under all applicable tax laws.

Net Asset Value
Each Fund’s NAV is determined as of the close of trading (normally 4:00 p.m. New York time) on the New York Stock Exchange (“NYSE”) on each Business Day. Each Fund’s NAV per share is calculated by taking the value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. Each Fund’s latest NAV per share is available on the Fund’s website at www.nuveen.com/etf.
In determining NAV, exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. If such market quotations are not readily available or are not considered reliable, an exchange-traded instrument will be valued at its fair value as determined in good faith using procedures approved by the Adviser, subject to the oversight and review of the Board. For example, the fair value of an exchange-traded instrument may be determined using prices provided by independent pricing services or obtained from other sources, such as

Section 5 General Information	37

broker-dealer quotations. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Adviser or sub-adviser.
The price of an exchange-traded instrument may be determined unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.
The Board has designated the Adviser as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Adviser the day-to-day responsibility of making fair value determinations. All fair value determinations made by the Adviser are subject to review by the Board. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments, and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Premium/Discount Information
Information showing the number of days the market price of each Fund’s shares was greater than each Fund’s NAV per share (i.e., at a premium) and the number of days it was less than each Fund’s NAV per share (i.e., at a discount) for various time periods will be made available on the Funds' website at www.nuveen.com/etf beginning at the end of the calendar quarter following each Fund’s inception date.

Fund Service Providers
Citibank, N.A. is the administrator, custodian and transfer agent for the Funds.

Listing Exchange
Shares of the Funds are not sponsored, endorsed or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the ability of a Fund to achieve its investment objective. The Listing Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of shares of the Funds in connection with the administration, marketing or trading of shares of the Funds. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

38	Section 5 General Information

Section 6 Financial Highlights
The financial highlights table is intended to help you understand each Fund’s financial performance for the past five fiscal years or, if shorter, for the period of operations for a Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, whose report for the most recent fiscal year, along with each Fund’s financial statements, are included in the Funds’ Annual Financial Statements and Other Information, which is available on the Funds’ website and upon request and as part of the Funds’ most recent Form N-CSR, which is available on the SEC’s website.
Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions
Year Ended March 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Market Price, End of Period
NHYM
2025(d)	$25.00	$0.18	$(0.18)	$-	$(0.06)	$-	$-	$(0.06)	$24.94	$25.08

NUMI
2025(d)	25.00	0.16	(0.34)	(0.18)	(0.05)	-	-	(0.05)	24.77	24.82

	Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets
Based on Net Asset Value(b)	Based on Market Price(b)	Net Assets, End of Period (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(0.01)%	0.56%	$69,207	0.35	%(e)	4.14	%(e)	52%

(0.70)	(0.51)	53,259	0.29	(e)	3.48	(e)	69

(a)	Based on average shares outstanding.
(b)
Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the closing market price per share over the period, including the assumed reinvestment of distributions, if any, at the closing market price per share on each ex-dividend payment date during the period. Since shares of the Fund did not trade in the secondary market until after the Fund’s commencement of operations, for the period from the commencement of operations to the first day of market trading, the NAV is used as a proxy for the market price to calculate market price returns. Total returns are not annualized.

(c)	Does not include in-kind transactions.
(d)	For the period January 22, 2025 (commencement of operations) through March 31, 2025.
(e)	Annualized.

Section 5 General Information	39

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen, the Adviser and the sub-adviser. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds’ investments will be available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Funds’ most recent statement of additional information, annual and semi-annual reports, financial statements, and certain other information are available, free of charge, by calling Nuveen Investor Services at (888) 290-9881, on the Funds’ website at www.nuveen.com/etf, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.
You may also obtain this and other Fund information directly from the SEC. Reports, financial statements, and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov. The SEC may charge a copying fee for this information.
Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606
www.nuveen.com/etf
No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of Fund shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Funds. Neither the delivery of this prospectus nor any sale of Fund shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus. Please read and keep this prospectus for future reference.
Dealers effecting transactions in Fund shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Funds are a series of Nushares ETF Trust, whose Investment Company Act file number is 811-23161.

NPR-HYMI-0725P

July 31, 2025

	Listing Exchange	Ticker Symbol
Nuveen High Yield Municipal Income ETF	NYSE Arca, Inc.	NHYM
Nuveen Municipal Income ETF	NYSE Arca, Inc.	NUMI

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the prospectus dated July 31, 2025, for the Nuveen High Yield Municipal Income ETF and Nuveen Municipal Income ETF (each, a “Fund” and, together, the “Funds”), each a series of Nushares ETF Trust (the “Trust”), as such prospectus may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A Prospectus may be obtained without charge from the Funds by visiting the Funds’ website at www.nuveen.com/etf or calling (888) 290-9881.

The Funds’ audited financial statements for the most recent fiscal period are incorporated in this SAI by reference to the Funds’ most recent Annual Financial Statements and Other Information dated March 31, 2025, which are included as part of the Funds’ Form N-CSR. You may obtain a copy of each Fund’s Annual Financial Statements and Other Information, as well as its Annual Report to Shareholders, at no charge by request to the Fund, visiting the website, or calling the phone number noted above.

GENERAL INFORMATION

Each Fund is a diversified series of the Trust, an open-end management investment company organized as a Massachusetts business trust on February 20, 2015. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. Each Fund is an exchange-traded fund (“ETF”) within the Nuveen family of ETFs (the “Nuveen ETFs”). Each Fund’s investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). Each Fund’s sub-adviser is Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”). The Adviser has agreed to pay all organizational and offering expenses of the Trust.

Each Fund issues and redeems shares at its net asset value per share (“NAV”) only in large block aggregations of a specified number of shares (“Creation Units”). Only certain institutional investors who have entered into agreements with the Funds’ distributor (“Authorized Participants”) may purchase and redeem shares directly from the Funds at NAV. Except when aggregated in Creation Units, shares of the Funds are not redeemable securities. See “Purchase and Redemption of Creation Units” later in this SAI for more information.

Each Fund's shares are listed for trading on the NYSE Arca, Inc., a national securities exchange (the “Listing Exchange”), and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange. The shares trade on the Listing Exchange at market prices that may differ from the shares’ NAVs.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Each Fund invests its assets, and otherwise conducts its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain eligibility for such treatment.

GENERAL RISKS

An investment in the Funds should be made with an understanding that the value of the Funds’ portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. The Funds may not outperform other investment strategies over short- or long-term market cycles and the Funds may decline in value. The Funds’ shares may trade above or below their NAV. An investor in the Funds could lose money over short or long periods of time. The price of the securities and other investments held by the Funds and thus the values of the Funds’ portfolios are expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors.

Investor perceptions may also impact the value of each Fund’s investments and the value of an investment in each Fund’s shares. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, public health or banking crises. Issuer-specific conditions may also affect the value of a Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. The Funds cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in a Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of a Fund’s portfolio securities.

Although the Funds attempt to invest in liquid securities and instruments, there can be no guarantee that a liquid market for such securities and instruments will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

CONTINUOUS OFFERING

The method by which Creation Units are created and Fund shares are subsequently traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of

1933, as amended (the “1933 Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if, after placing an order for Creation Units with Nuveen Securities, LLC (“Nuveen Securities” or the “Distributor”), the broker-dealer or its client breaks them down into constituent shares and sells such shares directly to customers, or if the broker-dealer or its client chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “1940 Act”). Firms that incur a prospectus-delivery obligation with respect to shares of a Fund are reminded that pursuant to Rule 153 under the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the Fund’s Prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under “Investment Policies and Techniques” below, each Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in numbers (1) through (8) below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

A Fund may not:

(1) With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(3) Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(4) Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of securities and other instruments held in its portfolio.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prevent a Fund from purchasing or selling securities or other instruments backed by real estate or interests therein or of issuers engaged in real estate activities.

(6) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit a Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(8) Concentrate its investments in securities of issuers in any one industry, as the term “concentrate” is used in the 1940 Act; provided, however, that such limitations shall not be applicable to municipal obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Except with respect to the limitation set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

With respect to the limitation in number (1) above, each Fund is currently classified as a diversified fund under the 1940 Act. This means that a Fund may not purchase securities of an issuer (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) repurchase agreements fully collateralized by U.S. government securities, or (iii) securities issued by other investment companies) if, with respect to 75% of its total assets, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of total assets, a Fund can invest more than 5% of its assets in one issuer.

For purposes of applying the limitations set forth in numbers (1) and (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

For purposes of applying the limitation set forth in number (8) above, according to the current interpretation by the Securities and Exchange Commission (the “SEC”), a Fund would be concentrated in an industry if 25% or more of its net assets, based on current market value at the time of purchase, were invested in that industry. To the extent a Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (8) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from a specific project or backed principally from the assets and revenue of a non-governmental user, the securities will be deemed to be from the industry of that non-governmental user. To the extent a Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (8) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Each foreign government will be considered to be a member of a separate industry.

For purposes of applying the limitations set forth in number (2) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of a Fund’s total assets is at least 300% of the principal amount of all of a Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of a Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitations set forth in number (7) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), a Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Funds’ Board of Trustees (the “Board”) without a shareholder vote.

A Fund may not:

(1) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

(2) Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps.”

Each Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”). Each Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. As a result, each Fund must provide shareholders with a notice, meeting the requirements of Rule 35d-1(c), at least 60 days prior to any change of its Name Policy. For purposes of the Name Policy, each Fund will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy.

If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, principal investment strategies, policies and techniques that appears in the Prospectus for the Funds. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, are set forth below in alphabetical order.

In executing each Fund’s investment strategies, the portfolio management team may consider in its discretion certain environmental, social, governance, climate, sustainability and other related factors to the extent any of these factors are deemed financially relevant from an investment perspective. Whether and the degree to which any of these factors are considered largely depends on the particular portfolio management team, strategy, asset classes, securities, and other factors, which could vary.

If a percentage limitation on investments by a Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. In connection with the Fund’s investment restrictions, any reference in this SAI or the Prospectus to a specific rating encompasses all gradations of that rating (e.g., if this SAI or the Prospectus states that a fund may invest in securities rated as low as B, the fund may invest in securities rated B-).

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Funds.

Borrowing Money

Each Fund may borrow money from a bank as permitted by the 1940 Act, or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. Each Fund may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although the 1940 Act presently allows each Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets), and there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, under normal circumstances any borrowings by a Fund will not exceed 10% of the Fund’s total assets. While a reverse repurchase agreement is outstanding, a Fund will, for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement, or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the value-at-risk-based limit on leverage risk.

Cash Equivalents and Short-Term Investments

Each Fund may hold assets in cash or cash equivalents, money market funds and short-term taxable fixed income securities in such proportions as warranted by prevailing market conditions and the Fund’s principal investment strategies. Each Fund may only invest in short-term taxable fixed income securities with a maturity of one year or less and whose issuers have a long-term rating of at least A- or higher or an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or if unrated, are in the opinion of the portfolio managers, of comparable quality. The Funds also may invest in high-quality short-term investments and cash equivalents, referred to in the Prospectus as “money market securities.” Money market securities include short-term taxable fixed income securities with a maturity of one year or less which are rated at least A-2 or higher or an equivalent rating by an NRSRO, or if unrated, are in the opinion of the portfolio managers, of comparable quality or, if the security does not have a short-term rating, whose issuer has a long-term rating of at least A or higher from an NRSRO. Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) U.S. Government Securities. Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, each Fund may invest in sovereign debt obligations of non-U.S. countries. U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

(2) Certificates of Deposit. Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) Bankers’ Acceptances. Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Repurchase Agreements. Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to certain obligations. Collateral may consist of any fixed income security which is an eligible investment for the Fund. The Fund’s custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Bank Time Deposits. Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Commercial Paper. Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by an NRSRO, or which have been assigned an equivalent rating by another NRSRO.

(7) Eurodollar and Yankee Instruments. Each Fund may invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, a Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

(8) Money Market Funds and Short-Term Debt Funds. Each Fund may invest in money market funds. A Fund will bear its proportionate share of the money market fund’s fees and expenses (see “Other Investment Companies and Other Pooled Investment Vehicles” below). A Fund may hold securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less.

(9) Variable Amount Master Demand Notes. Each Fund may invest in variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Corporate Debt Securities

The Funds may invest in corporate debt securities. The broad category of corporate debt securities includes debt issued by companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest. Corporate debt securities are usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small non-U.S. corporation from an emerging market country that has not been rated by a NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Additionally, corporate debt securities may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Corporate debt securities and certain other assets held by a Fund may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and a Fund’s investments may not keep pace with inflation, which would generally adversely affect the real value of shareholders’ investment in a Fund. This risk is greater for fixed-income instruments with longer maturities. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s assets.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps,” each Fund may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

A Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), or for other purposes related to the management of the Fund. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.

Each Fund may use exchange-traded, U.S.-listed futures contracts. The Funds do not engage in over-the-counter (“OTC”) derivatives. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet.

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. Pursuant to Rule 18f-4 under the 1940 Act, a registered investment company’s derivatives exposure, which includes short positions for this purpose, is limited through a value-at-risk test and Rule 18f-4 requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), such as the Funds, are not subject to the full requirements of Rule 18f-4. In connection with adopting Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. In addition, under Rule 18f-4, the Fund is permitted to invest in when-issued securities, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Rule 18f-4 could limit a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund. In addition, a Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments a Fund can use are described below. A Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund will succeed. A Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Futures

Each Fund may engage in futures transactions. A Fund may buy and sell futures contracts that relate to an asset that the Fund could invest in directly, or in the case of an index future, is based on an index of a type of asset that the Fund could invest in directly, such as an S&P 500 index future. A Fund may only enter into futures contracts which are standardized and traded on a U.S. futures exchange, such as the Chicago Board of Trade or the Chicago Mercantile Exchange.

A futures contract is an agreement between two parties to buy and sell a security, interest rate or currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”)) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. A Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Limitations on the Use of CFTC-Regulated Futures

Each Fund will limit its direct investments in CFTC-regulated futures (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to each Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Pursuant to Rule 4.5 as currently in effect, each Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to each Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which a Fund may invest in CFTC Derivatives. See “Tax Matters—Qualification as a Regulated Investment Company.”

Federal Income Tax Treatment of Futures Contracts

Each Fund’s transactions in futures contracts will be subject to special provisions of the Code, that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. Each Fund will enter into derivatives transactions only with counterparties that its portfolio managers reasonably believe are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund. The Fund must comply with the SEC rule related to the use of derivatives and certain other transactions when engaging in the transactions discussed above. See “Derivatives” above.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction.

(7) Leverage Risk. Leverage risk is the risk that a Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

(8) Regulatory Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required the SEC, the CFTC, and other federal financial regulators to develop an expanded regulatory framework for derivatives. Certain of the implementing regulations have not yet been finalized. Thus, the ultimate impact of the rulemaking is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or Nuveen Asset Management’s or the Fund’s ability to use derivatives in pursuit of its investment objectives, and may adversely affect the performance of some derivative instruments used. Moreover, governmental authorities outside of the U.S. have passed, proposed, or may propose in the future legislation similar to the Dodd-Frank Act, which could increase the costs of participating in, or otherwise adversely impact the liquidity of, the swaps markets. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain.

Distressed and Defaulted Securities in a Workout Arrangement

The High Yield Municipal Income ETF invests, and the Municipal Income ETF may invest, in municipal securities issued by entities that are experiencing financial difficulties at the time of investment (such securities are commonly referred to as distressed securities). Each Fund may not invest in securities of an issuer which, at the time of acquisition, has defaulted on its obligations to pay principal or interest thereon when due or is involved in a bankruptcy or insolvency proceedings. However, the Fund may continue to hold municipal securities of an issuer that has defaulted or become involved in bankruptcy or insolvency proceedings subsequent to the time of acquisition.

Additionally, in the event that a Fund holds distressed or defaulted securities of an issuer, the Sub-Adviser may determine that it is in the best interest of Fund shareholders to pursue a workout arrangement with the issuer, which may involve making loans to the issuer, purchasing bonds (including defaulted bonds), equity or other interests of the issuer, or taking other related or similar steps involving the investment of additional monies.

• The Fund would typically make a loan to an entity suffering severe economic distress, oftentimes in or near bankruptcy. It is generally more time-consuming and expensive for a troubled entity to issue additional bonds, instead of borrowing, as a means of obtaining liquidity in times of severe financial distress. Making a loan to such an entity may allow the entity to remain a “going concern” and enable it to eventually both repay the loan as well as be in better position to pay interest and principal on the pre-existing bonds held by the Fund. Absent a loan, the Fund may be forced to liquidate the entity’s assets, which can reduce recovery value.

• The Fund may also acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally would be to acquire control of the municipal bond issuer in order to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s financial difficulties. In the course of exercising control of a distressed municipal issuer, the Sub-Adviser may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. The Sub-Adviser does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board of Trustees regarding its control activities on a quarterly basis.

In the course of pursuing a workout arrangement, the Sub-Adviser may acquire material non-public information regarding an issuer, which may limit its ability to purchase or sell securities or otherwise to participate in an investment opportunity for the Fund.

Dollar Rolls

A Fund may enter into mortgage “dollar rolls” in which a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the period between the sale and repurchase (the “roll period”), a Fund forgoes principal and interest paid on the mortgage-backed securities. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of the mortgage dollar roll. A Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

Illiquid Investments

The Funds may invest in illiquid investments (i.e., investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), private placement securities (securities relying on the exemption from registration afforded by Section 4(a)(2) under the 1933 Act), other than Section 4(a)(2) commercial paper (Section 4(a)(2) securities resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity), and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid investments if, as a result, such securities would comprise more than 15% of the value of a Fund’s net assets. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of the Sub-Adviser in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith by the Board or its delegate.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities. These investments include agency pass-through certificates, private mortgage pass-through securities, collateralized mortgage obligations, stripped mortgage-backed securities, adjustable rate mortgage securities and commercial mortgage-backed securities, as defined and described below.

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Residential mortgage-backed securities (“RMBS”) are backed by a pool of mortgages on residential property while commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

On September 6, 2008, the FHFA placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC with up to $100 billion of capital each to ensure that they are able to continue to provide ongoing liquidity to the U.S. home mortgage market. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Privately Issued Mortgage-Backed Securities. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. Any investments a Fund makes in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are generally less liquid than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Risks of Investing in Mortgage-Backed Securities. Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The risks to which CMBS are subject differ somewhat from the risks to which RMBS are subject. CMBS are typically backed by a much smaller number of mortgages than RMBS are, so problems with one or a small number of mortgages backing a CMBS can have a large impact on its value. As CMBS have a less diversified pool of loans backing them, they are much more susceptible to property-specific risk. The values of CMBS are also more sensitive to macroeconomic trends. For example, when the economy slows rents generally decrease and vacancies generally increase for commercial real estate. Similarly, as many CMBS have a large exposure to retail properties, events that negatively impact the retail industry can also negatively impact the value of CMBS.

Municipal Bonds and Other Municipal Obligations

The Funds invest principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates. In general, municipal obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works.

General obligation bonds are backed by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount. For a limited obligation or revenue bond, the only security is typically the net revenue derived from payments by a particular facility or class of facilities financed by the proceeds of the bonds or, in some cases, from the proceeds of a special tax or other special revenues. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer’s obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution. The credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue. Revenue bonds do not generally constitute the pledge of the credit of the issuer of such bonds and are generally not secured by the taxing power of the municipality. Revenue bonds are included in the term municipal obligations if the interest paid thereon is exempt from federal income tax. Revenue bonds may include, but are not limited to, pollution control, health care, housing, education-related and industrial development bonds.

Generally, the creditworthiness of a local municipal obligation is unrelated to that of the municipal obligations of the state itself if the state has no responsibility to guarantee or otherwise make payments on those local municipal obligations.

Generally, interest received on municipal obligations is exempt from federal income tax. The tax-exempt nature of the interest on a municipal obligation is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. Tax opinions are generally provided at the time the municipal security is initially issued and neither a Fund or its portfolio manager(s) will independently review the bases for those tax opinions or guarantee that the tax opinions are correct. There is no assurance that the Internal Revenue Service (“IRS”) will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal obligations will continue to be tax-exempt for the life of the municipal obligation. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal obligation. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal obligation could become federally taxable, possibly retroactively to the date the municipal obligation was issued, and an investor may need to file an amended income tax return.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which a Fund invests. In addition, issuers of municipal obligations may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal Bonds

The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

Refunded Bonds

The Funds may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation

The Funds also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds. Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt.

Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In evaluating securities for purchase, a Fund will take into account the incentive of the issuer to appropriate under the lease, among other factors. Some lease obligations may be illiquid under certain circumstances. Although non-appropriation lease obligations are secured by the leased equipment or facilities, disposition of the property in the event of foreclosure might prove difficult and time consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

In light of these concerns, the Funds have adopted and follow procedures for determining whether any municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in a Fund. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Sub-Adviser may deem relevant. As set forth in “Investment Restrictions” above, each Fund is subject to limitations on the percentage of illiquid investments it can hold.

Derivative Municipal Securities

The Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Funds may invest in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations, as described below under “Inverse Floating Rate Municipal Securities.”

Variable Rate Demand Notes (“VRDNs”)

VRDNs are long-term municipal obligations that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

Inverse Floating Rate Municipal Securities

The Funds may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a Fund’s investment in inverse floaters likely would adversely affect the Fund’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. The Funds will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

Non-Investment Grade Debt Securities

The High Yield Municipal Income ETF invests, and the Municipal Income ETF may invest, in non-investment grade debt securities. Non-investment grade debt securities are medium- to low-quality debt obligations. Debt obligations rated below investment grade (BB/Ba or lower) are commonly known as “high yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

(1) Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, a Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in a Fund’s net asset value.

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of certain junk bond securities, a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for a Fund.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with lower yielding securities, which could result in a lower return for a Fund.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by the Sub-Adviser than investments in investment grade debt securities. The Sub-Adviser employs its own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. The Sub-Adviser continually monitors a Fund’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. A Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

Other Investment Companies and Other Pooled Investment Vehicles

Each Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and ETFs registered under the 1940 Act (“1940 Act ETFs”). Under the 1940 Act, a Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above. Registered investment companies may invest in an underlying fund in excess of these percentage limits imposed by the 1940 Act in reliance on certain exemptions, such as Rule 12d1-4 under the 1940 Act. When a Fund serves as an underlying fund in reliance on Rule 12d1-4, or in reliance on Section 12(d)(1)(G) of the 1940 Act while relying on Rule 12d1-4 to invest in other investment companies, a Fund’s ability to invest in other investment companies and private funds will generally be limited to 10% of a Fund’s assets.

ETFs in which a Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.

Each Fund may also invest in pooled investment vehicles other than registered investment companies. A Fund will only invest in other pooled investment vehicles that invest primarily in Fund-eligible investments.

If a Fund invests in other investment companies or pooled investment vehicles, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies or pooled investment vehicles. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies or pooled investment vehicles. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their NAVs. Shares acquired at a premium to their NAV may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

Payment-In-Kind Debentures and Delayed Interest Securities

The Funds may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., “in kind” rather than in cash). The type of instrument in which interest may or will be paid would be known by a Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Special Considerations Relating to Municipal Obligations of U.S. Territories

Each Fund may invest in municipal obligations issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam. To the extent a Fund invests in municipal obligations issued by U.S. territories, it will be susceptible to political, economic or regulatory factors adversely affecting issuers of municipal obligations in the U.S. territories held by the Fund. In general, the credit quality and credit risk of any issuer’s debt depends on the local economy, the health of the issuer’s finances, the amount of the issuer’s debt, the quality of management and the strength of legal provisions in debt documents that protect debt holders. Furthermore, the marketability, valuation or liquidity of municipal securities will be negatively affected by defaults on debt obligations, downgrades of credit ratings or other market events. For any issuer, the local economy of the issuer may be adversely impacted by public health emergencies, including epidemics and pandemics (such as the COVID-19 coronavirus pandemic that began in early 2020), that harm the well-being of the population and economic activity. Set forth below is a summary of information that bears upon the risk of investing in municipal obligations issued by public authorities in the U.S. territories of Puerto Rico, U.S. Virgin Islands and Guam. This information was obtained from official statements of issuers located in the respective territories, as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information provided below is intended only as a general summary and is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of a U.S. territory or its issuers since the date of its preparation. Any such change(s) may adversely affect the cash flows, expenditures, or revenues of a territory or applicable issuer, or otherwise negatively impact the current or projected financial situation of territory or issuer, which in turn could hamper fund performance.

The bond ratings provided below are current as of the dates noted. Unless stated otherwise, the ratings indicated are for obligations of the applicable U.S. territory. U.S. territory political subdivisions may have different ratings which are unrelated to the ratings assigned to territory obligations.

Factors Pertaining to Guam. Each Fund may invest in Guam municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in Guam and their ability to pay principal and interest on their obligations.

Guam is the westernmost territory of the United States, approximately 3,800 miles west-southwest of Honolulu, Hawaii, 1,550 miles south-southeast of Tokyo, Japan and 1,600 miles east of Manila, Philippines. Guam’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Guam is the U.S. Congress. Residents of Guam are citizens of the United States but do not vote in national elections. Guam’s location exposes it to typhoons, earthquakes and volcanic activity. Guam’s population was estimated to be 153,836 as of April 1, 2020 according to the United States Census Bureau and has decreased 3.5% from the 2010 Census estimate of 159,358. The Government of Guam is the only taxing authority on the island and has no overlapping tax authorities underneath it such as school districts, cities or counties.

According to the most recent data available from the U.S. Bureau of Economic Analysis, Guam’s real GDP grew by 5.1% from 2021 to $5.42 billion in 2022, as a result of an increase in consumer and government spending, exports, and private fixed investment government spending. Tourism is an important component of Guam’s economy. Annual visitors in fiscal year 2024 totaled 752,479, which represents an increase of 24.9% from fiscal year 2023 and down 53% from its fiscal year 2019 peak of 1.6 million. The COVID-19 pandemic had a material adverse effect on tourism in Guam, as global travel restrictions led to significant decreases in tourism. Fiscal year-to-date arrivals as of March 31, 2025 were 362,619, down 12.4% over the prior year, but only 43.7% of the equivalent May 31, 2019 fiscal year-to-date arrivals prior to the pandemic. Guam also has a large United States military presence, which boosts the island’s economy. The dependence on U.S. military spending increases the risk that future cutbacks in the federal defense budget and/or military realignments could negatively impact Guam’s economy. A scheduled military buildup based upon an agreement between the United States and Japan to relocate a number of U.S. Marines and their dependents from Okinawa to Guam has been reduced and delayed, but is still expected to be a primary driver of Guam’s growth over the mid to long term. Military relocation construction on the island has begun with Marine relocation to occur by fiscal year 2028. Costs associated with the military buildup are expected to be funded by the federal government and the government of Japan. According to the most recent data available from the Bureau of Labor Statistics, Guam Department of Labor, Guam’s unemployment rate was 3.9% as of December 2024, a reduction from 8.1% in September 2021 but up from its pre-pandemic rate of 3.6% in September 2019 and exceeds the national average of 3.5% during the same period. Construction led to the new job growth but tourism remains weak. Government spending from robust federal stimulus offset some of the weakness. Guam estimates its businesses and Government departments received $1.8 billion from federal stimulus programs related to the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”). The Government also estimates that Guam businesses, residents and Government departments received over $1.5 billion in the form of direct payments, earned income tax credits and child tax credits from the American Rescue Plan Act of 2021.

According to the U.S. Bureau of Labor Statistics, Guam Department of Labor, wealth levels for Guam are weak with per capita income representing only 32% of the national average for 2010 (most recent data available). Additionally, Guam’s poverty rate is above the national average.

Guam incurred five consecutive years of net General Fund surpluses for September 30 fiscal year ends in 2019, 2020, 2021, 2022, and 2023. Fiscal year 2023 incurred a $59.8 million net General Fund Surplus, increasing the total General Fund balance to $195.2 million. Stronger than expected income tax and Business Privilege Tax collections led to the recent surpluses.

According to the fiscal year to date March 30, 2025 Consolidated Revenue and Expenditure Report, the Guam Bureau of Budget Management Report estimates that income tax collections and business privilege tax collections are ahead of adopted budget, resulting in revenues tracking ahead of the fiscal year 2025 budget by 9.5%. Additionally, the Governor signed Public Law on July 27, 2022 to establish a Rainy Day Fund which is funded at $59.1 million. The fiscal year 2025 Budget totaled $1.3 billion, or 11% higher than the fiscal year 2024 enacted budget. The fiscal year 2026 Governor’s Executive Budget projects General Fund Revenues to increase by 4.7% over the adopted fiscal year

2025 budget, driven by expected growth in construction, Business Privilege Taxes and tourism. The budget is required to be adopted by no later than August 31 of each year.

Guam’s pension liability remains large. The Government of Guam Retirement Fund administers a Defined Benefit Plan (“DB Plan”) and a Defined Contribution Plan (“DC Plan”). After closing the DB Plan in 1995, the Guam Legislature voted to create two new plans known as the Defined Benefit 1.75 Plan and the Guam Retirement Security Plan in order to address insufficient savings by members in the DC Plan. Employees hired after September 30, 1995 are participants in the DC Plan but may elect to become members of the Defined Benefit 1.75 Plan. Employees hired after January 1, 2018, will participate in the Guam Retirement Security Plan, a hybrid of the DB Plan and the DC Plan. As of fiscal year end September 30, 2023, the DB Plan’s net pension liability was $1.19 billion, up over the prior year’s $894 million liability. Effective January 1, 2018, Guam is required to fully fund the DB Plan’s unfunded actuarial accrued liability by 2033. Guam’s net other post-employment benefits liability is significant at $1.55 billion as of fiscal year 2023.

Total direct debt has increased from $364.8 million in fiscal year 2008 to $1.08 billion as of September 30, 2023, a 197% increase. Guam issued General Obligation bonds in fiscal year 2009 and Business Privilege Tax Bonds in fiscal years 2011, 2012 and 2013 to reduce its deficit. Guam’s total direct debt per capita based upon the 2020 population is $6,794 (compared to the Moody’s median for the United States of $1,189). Part of this is explained by the fact that Guam is the only taxing authority on the island and has no overlapping tax authorities underneath it such as school districts, cities or counties. Therefore, its debt burden is higher as it finances certain municipal projects that are typically funded at the local level in most states. In accordance with the Organic Act, Guam’s debt burden is limited to 10% of aggregate tax valuation of property in Guam which was $1.378 billion as of October 31, 2023. Total debt outstanding subject to the limit is $916 million, leaving $462 million in future debt capacity as of September 30, 2023. As of February 24, 2025, Guam’s General Obligation bonds carried a BB- rating by S&P, which revised its outlook to positive from stable. Moody’s upgraded its General Obligation bond rating to Baa3 from Ba1 and Stable Outlook on January 25, 2024, reflecting Guam’s “significant improvement in the government’s financial position bolstered by federal government support and substantial military construction activity, despite depressed tourism levels.”

Guam’s fixed costs (including debt service, pension, and OPEB costs) were 12.9% of Guam’s Total Governmental Fund spending in fiscal year 2023. This compares to 6.2% for New York State, 11.6% for Massachusetts, 7.2% for California and 2.5% for Florida. These high costs will likely constrain the island’s financial flexibility for the foreseeable future.

The Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”), signed into law in June 2016, established an independent fiscal oversight board for Puerto Rico responsible for developing a fiscal plan and providing oversight of the government’s financial operations. The legislation also creates a legal path for debt restructuring through a court supervised process similar to bankruptcy, if consensual agreements with creditors cannot be reached through negotiated settlements. Although PROMESA is not currently applicable to Guam or any other territories, the law has materially changed how rating agencies and markets are assessing Guam’s restructuring and default risk. Guam’s government does not presently have the ability to restructure debt or long-term obligations under PROMESA, however should the current law be constitutionally challenged on the basis of uniformity by Puerto Rico’s creditors, or if the Government of Guam petitions the U.S. Congress to expand the statute to include Guam and establish a fiscal oversight board specifically for the island, it is possible PROMESA could apply in the future. Guam officials have disavowed any intention to pursue access to PROMESA, though future administrations and elected officials could hold a different view.

Factors Pertaining to Puerto Rico. Each Fund may invest in Puerto Rico municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in Puerto Rico and their ability to pay principal and interest on their obligations. Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,000 miles southeast of Miami, Florida. Puerto Rico’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. Residents of Puerto Rico are citizens of the United States but do not vote in national elections.

Puerto Rico warned investors for several years that its debt burden may be unsustainable leading up to its first debt default in 2015. Federal tax incentives first implemented in the mid-1970s were completely phased out in 2006, contributing to a decade long recession impacting governmental revenues. Puerto Rico incrementally took on a significant amount of long-term debt to offset annual budget gaps rather than address the structural nature of the imbalance. This contributed to Puerto Rico’s out-sized debt burden, which was very high in comparison to most states. Puerto Rico’s debt per capita was an inflated $16,662, in comparison to the national median of $987, based on Moody’s 2018 State Debt Medians Report. Between 2000 and 2015, Puerto Rico’s public debt grew from $24.2 billion to over $73 billion, an increase of over 200%. When all public sector debt was included, total debt was over 100% of gross national product, well over the national median of 2.05%. Puerto Rico’s complex capital structure added to the challenge associated with assessing the Commonwealth’s debt, which was issued through numerous governmental entities and secured by multiple security pledges. Many of the security pledges were ultimately dependent on the Commonwealth’s General Fund, creating an interdependency between credits.

Nearly a year after the Commonwealth’s first debt default, President Obama signed PROMESA into law in June 2016. After the passage of PROMESA, Puerto Rico declared a moratorium on the Commonwealth’s obligation to make payments on any bonds or notes issued or guaranteed by Puerto Rico and defaulted on nearly $2 billion in debt payments due on July 1, 2016. PROMESA established an independent Financial Oversight and Management Board (“FOMB”) charged with certifying fiscal plans, approving budgets, restructuring operations and encouraging economic development. One of the most important components of the PROMESA legislation is the legal framework providing a court-supervised debt restructuring process that enables Puerto Rico to adjust its debt and pension obligations. PROMESA establishes two alternate procedures for debt restructuring. The Title III restructuring process incorporates by reference parts of the federal bankruptcy code for municipal entities and is a court-supervised debt-adjustment mechanism similar to the U.S. bankruptcy code’s chapter 9. Puerto Rico filed for Title III bankruptcy in 2017 and a long and contentious bankruptcy process followed, extended by natural disasters and the COVID-19 pandemic.

In the first quarter of 2022 the Commonwealth’s central government exited bankruptcy and executed a debt exchange, impacting the majority of outstanding bonded debt. Puerto Rico’s bankruptcy court approved a consensually negotiated debt adjustment plan in January 2022, followed by a debt exchange, which became effective in March 2022. The bankruptcy, which took nearly five years to complete, represents the largest ever municipal restructuring. The plan reduced Puerto Rico’s direct debt obligations to $7.4 billion from $34.3 billion. Annual debt service (inclusive of Puerto Rico Sales Tax Financing Corporation (“COFINA”) sales tax bonds) was reduced to $1.15 billion from $4.2 billion. General Obligation (“GO”) and Public Building Authority (“PBA”) bondholders received a consideration package of a proportional share of $7.4 billion in new GO bonds, $7 billion in cash, and a proportional share of a new, taxable Contingent Value Instrument (“CVI”), which allows creditors to benefit from an annual payment if sales tax collection out-performs a benchmark schedule. The plan also consolidated debt issued under various security pledges into a single GO bond.

Public employee pension benefits made it through the bankruptcy unscathed and bondholder recoveries were better than what was projected at many points of the lengthy court proceeding. Bondholder creditor recoveries based on cash and new bonds are projected to be just over 70% for GO bonds, and closer to 80% for PBA bonds. Ultimate recovery values will be determined by the future value of the CVI, and estimated bondholder recoveries are much higher when CVI projections are included.

Puerto Rico’s oversight board will continue to oversee and approve annual fiscal plans, budgets and spending until the government meets certain requirements to regain self-governance. The plan of adjustment required Puerto Rico to formally adopt a new debt management policy to make sure debt service remains affordable and sustainable. Bond proceeds from future debt issuances may only be used to fund capital projects. Debt to cover operating deficits is no longer permissible. New debt must begin amortizing within two years and cannot have a maturity greater than 30 years. Future debt refunding must result in cash flow savings in every fiscal year and cannot increase principal. The new guardrails are intended to keep Puerto Rico’s debt profile from becoming unsustainable in the future.

Several agreements on non-GO debt were executed prior to exiting the GO bankruptcy. In early February 2019, the federal district court overseeing Puerto Rico’s Title III bankruptcy case approved a plan of adjustment for COFINA bonds. COFINA bonds represent the largest portion of tax-supported debt restructured and the second consensual debt settlement since the Commonwealth filed for bankruptcy (the first was a smaller restructuring of Government Development Bank debt). Approximately $17.6 billion of outstanding COFINA bonds were exchanged into $12 billion of new bonds secured by a new, closed senior lien. The court determined the settlement agreement was a reasonable compromise and in the best interest of both the Commonwealth and its stakeholders. The restructuring plan, which was the product of a negotiated settlement initially reached with creditors in mid-2018, allocated a reduced base amount of sales taxes to the COFINA corporation to secure the new bonds. A portion of sales tax revenues previously pledged to COFINA now goes back to the central government. All creditor classes voted to approve the plan of adjustment submitted to the court in January 2019. Importantly, confirmation of the COFINA plan of adjustment resolved the legal claim on sales tax revenues, which was a key gating issue that had to be resolved before the oversight board could move forward on addressing other debt obligations. Having this question settled provides greater clarity on the resources available for other debt and pension obligations.

The Puerto Rico Electric Power Authority (“PREPA”), the primary provider of electricity for the Commonwealth, has failed to make debt service payments since it filed for bankruptcy in 2017. PREPA entered into a series of agreements with bondholders, most recently with the 2019 Restructuring Support Agreement (“RSA”). In March 2022, the Commonwealth repudiated the 2019 RSA. Bondholders immediately requested mediation. Protracted mediations and restructuring negotiations extended throughout 2022, but ended in December when the oversight board filed a bankruptcy plan of adjustment and began litigation challenging the security backing the bonds. In March 2023, the Title III court ruled that bondholders had a security interest only in a few accounts held by the Trustee rather than a security interest in the ongoing revenue of the utility, as bondholders believed. The court ruled bondholders have an unsecured claim over and above the amount in the accounts but said that that claim had to be estimated based on the value of the net revenue that would be available under a receiver. In late June 2023, the US District Court issued a decision valuing the bondholders’ claim at $2.388 billion, approximately 28% of the amount of bondholders’ pre-petition claim of $8.5 billion. The claim value was well short of consensus repayment estimates. In addition, the oversight board filed a new 2023 PREPA fiscal plan concurrently stating that the utility could only afford to give creditors $2.4 billion in newly restructured bonds. In August 2023, the oversight board announced a new plan of adjustment based on an agreement with a subset of settling bondholders. The new plan would reduce PREPA’s debt to $2.5 billion. Bondholders would receive a minimal recovery in cash ($12.5 cents) and a proportional share of two contingent value instruments. The plan was contested by non-settling bondholders. The bankruptcy court held a plan confirmation hearing in March 2024, but it was not confirmed. In June 2024, the U.S. Appeals Court for the First Circuit issued a ruling reversing several of the bankruptcy court’s prior rulings on special revenue bonds and the PREPA bond’s security pledge. The appeals court ruled that the bonds in fact have a security interest in PREPA’s net revenue, both current and future. The court also affirmed the market’s general understanding of special revenue bonds, that is, that a lien on revenue continues after an issuer files for bankruptcy protection. The appellate decision was considered positive for the municipal market and special revenue bonds in general. In March 2025, the oversight board submitted a 5th amended PREPA plan of adjustment which provided a similar recovery to the prior plan. The latest plan would allow PREPA to issue up to $2.6 billion in new bonds, but because the authority asserts it no longer has capacity to support legacy debt, support from outside of PREPA would be identified to finance the restructured debt. The Commonwealth government has recently provided funding for PREPA pension payments and the oversight board has indicated it plans to identify sources to fund PREPA bondholder recoveries by mid-2025.

Puerto Rico’s future and the performance of restructured bonds will depend on the Commonwealth’s economy. The fiscal plan also identifies funds potentially not available each year, as well as additional risks and liabilities that could impact the forecast negatively. The Commonwealth’s economy, historically dominated by government and manufacturing employment, went into a recession in 2006 as federal based tax incentives were permanently phased out. Between 2006 and 2017, Puerto Rico’s gross national product (“GNP”) fell over 17%. The 2017 hurricanes caused GNP declines of 3.2% and 4.2% in fiscal years 2017 and 2018, respectively. The impact of disaster relief funding and recovery efforts then contributed to a reversal in fiscal year 2019 when the economy grew 2.1% fueled in part by the stimulative impact of federal aid allocated for hurricane recovery. In 2020, pandemic related shutdowns, a spike in unemployment and the loss of tourism activity proved to be severely disruptive and Real GNP declined by 3.2%. Increased unemployment insurance benefits and other federal and local relief programs offset the economic losses and personal income levels in Puerto Rico were actually temporarily higher due to direct federal transfer programs. Through numerous federal stimulus packages from the Federal Emergency Management Agency (“FEMA”), the CARES Act, the American Rescue Plan and other programs, Puerto Rico has received an estimated $120 billion, equal to over 145% of Puerto Rico’s 2023 GNP. The amount of federal aid allocated to Puerto Rico for disaster recovery and COVID relief was unprecedented. The most recent fiscal plan assumes full deployment of disaster relief funding by the end of 2035. Other recent federal support beyond direct aid have aided the Puerto Rican economy as well. Federal tax law changes extending increased Medicaid funding and uniform Earned Income Tax Credit benefits to Puerto Rican residents has bolstered consumer spending.

As a result, Puerto Rico’s economy has grown in the post-pandemic period for the first time in nearly two decades. Real GNP increased by 0.6% in 2023 and 2.1% in 2024. Though projections vary, modest growth is expected for 2025. The economy has added an estimated 80,000 jobs since the beginning of 2020 led by strong growth in leisure and hospitality employment and construction jobs. The labor force has increased by an estimated 17% and unemployment is at historically low levels.

Puerto Rico’s unemployment rate has remained at or below 6% since mid-2022, the lowest rate since 1947. Most recently, the unemployment rate stood at 5.5% as of April 2025. The labor participation rate has improved, exceeding 44% in 2024, up from a historical average closer to 40%. Also additive to the economy, Puerto Rico’s population has not dropped as steeply as initially forecast. The population was flat in 2024 at 3.2 million and outmigration has stabilized as the job market has improved. Near-term, population stability is helpful for tax revenue collections and increased federal funding, but over the long-term Puerto Rico’s aging population and sinking birth rates still present a significant demographic challenge that could weigh on the economy. The long-term projection is an 18% population decline by 2053. It’s unclear if this is too conservative, but the overall trend is concerning. Additionally, income levels in Puerto Rico are still about half of those in the United States, and over 40% of the Puerto Rican population lives below the poverty line. Nearly half of residents rely on Medicaid for healthcare. The challenge of sustaining economic growth is considerable given current wealth levels and demographic trends.

Nearing the end of fiscal year 2025, liquidity and revenues are outpacing the prior year and budget. The Puerto Rico Department of Treasury reports a cash position of $10.6 billion (as of May 16, 2025) in the Treasury Single Account (“TSA”), which is the government’s main operational account. This is ahead of plan but much of this balance is restricted as an emergency reserve, for tax refunds and committed to specific purposes. Through February 2025, net General Fund revenues reached $8.2 billion, in line with collections over the same time period for the prior year and about 3.5% higher than the projection.

The oversight board certified the most recent fiscal plan in June 2024. The plan incorporates updated forecasts to account for the short-term income effects of federal relief aid and stimulus funding. The plan projects a cumulative fiscal surplus over the plan period (2024- 2028) ranging between a base of $2.4 billion and $1.5 billion, if certain revenues are not available. The plan also identifies a long list of potential risks and liabilities, which if all realized, would result in a much larger deficit. General Fund revenues are projected to be about $1 billion higher annually on average than the 2023 fiscal plan. Actual revenues have historically exceeded fiscal plan projections. However, should federal aid take longer to deploy, GNP and tax revenue growth could be lower than current projections. Expenditures are projected to remain flat over the plan period. A new fiscal plan is expected to be certified for 2025 in the near term.

The oversight board submitted a proposed $13.1 billion General Fund budget for fiscal year 2026 to the legislature in mid-May which represented a minimal 1.5% increase over the prior year. The total budget is $32.6 billion and was crafted in conjunction with the current administration. The current proposal includes certain holdbacks in case federal funding is reduced. An estimated 46% of the total fiscal 2025 budget is federally funded concentrated in programs supporting housing and healthcare. The 2026 budget is structured to withhold spending authority for certain programs so resources can be redirected to essential services if Puerto Rico needs to respond to potential policy changes in federal funding. The fiscal 2026 budget is expected to be certified by June 30, 2025, ahead of the upcoming fiscal year.

Most of Puerto Rico’s debt has been restructured, but the PREPA restructuring process is still ongoing. The oversight board will remain in place until all debt restructurings are complete and certain requirements of the authorizing PROMESA legislation are met. The statute requires the board to certify that Puerto Rico has “adequate access to short-term and long-term credit markets at reasonable rates to meet the borrowing needs” of the territorial government. There are no plans for additional debt issuance, but the board asserts regaining market access will require the government to demonstrate it has “achieved and sustained specific levels of fiscal performance and transparency consistent with municipal regulatory and market standards.” This will require timely delivery of audited financials and implementation of stronger fiscal controls consistent with the norms for state governments. The standard for governments is to release an audit 180 days after the close of the fiscal year. Puerto Rico’s most recent audit for fiscal year 2022 was released 645 days after the year end. The government planned to publish the fiscal year 2023 audit by the end of 2024, but as of June 2025 it has still not been completed.

Though progress has been made, many other fiscal management deficiencies and needed reforms have been identified.

PROMESA also requires the board to certify completion of four consecutive years of adopting balanced budgets and expenditures not exceeding revenues during those years, in accordance with modified accounting standards. So far, no fiscal year has met this standard. Fiscal year 2022 was the first year that could have potentially qualified as balanced because it was the first year that included debt service payments. In early June 2024, the board issued a ruling that 2022 will not count as the first year because audited results showed a $3.3 billion deficit on a budgetary and modified accrual GAAP basis. The Puerto Rico government failed to formally submit a budget for fiscal year 2023. Given that fiscal 2024 may be the first qualifying year, the board is expected to be in place through 2028. Puerto Rico’s newly restructured GO debt is currently not rated by Moody’s, S&P and Fitch and a rating assignment is not expected in the near-term.

Factors Pertaining to U.S. Virgin Islands. Each Fund may invest in U.S. Virgin Islands municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in the U.S. Virgin Islands and their ability to pay principal and interest on their obligations.

The U.S. Virgin Islands (“USVI”) are the easternmost territory of the United States, approximately 40 miles east of Puerto Rico in the Caribbean Sea. USVI is made up primarily of four main islands: Saint Thomas, Saint John, Saint Croix, and Water Island. There are also several dozen smaller islands and USVI’s location exposes it to hurricanes, earthquakes and volcanic activity. The economy is largely dependent upon tourism with typically more than two million visitors annually, compared to a local population of just under 100,000. Manufacturing is a relatively smaller portion of the economy but is important to note as rum excise taxes, levied on rum distilled in USVI and paid upon export, secure a portion of USVI’s municipal bonds.

Over the past few years USVI’s tourism-dependent economy has been challenged by extreme weather events, the closure of refinery operations, outmigration, and the COVID-19 pandemic. Despite these adverse events, credit conditions have not deteriorated as initially projected. Federal aid for disaster relief and Covid-stimulus aid have both been critical to help stabilize USVI’s economy. Favorably, increased tourism activity over the past two years has driven growth and a bond refinancing transaction completed in 2022 will help address the territory’s under-funded pension challenges. Over the long term, economists expect USVI growth to lag the United States, held back by poor industrial diversity, low incomes, out-migration, and high business costs. USVI’s income levels are very low with per capita income at less than 50% of the U.S. median and a poverty rate over 30%.

Tourism-related employment has historically accounted for about 20% of employment and 40% of gross state product (“GSP”), so pandemic-related travel restrictions hit USVI particularly hard. The territory’s economy grew 2.9% in 2019, followed by a decline of 1.9% in 2020 as the COVID-19 pandemic brought economic activity and tourism to a standstill in March 2020. The public health emergency necessitated stay-at-home orders, social distancing and restricted travel guidelines. The Centers for Disease Control implemented a no-sail order that remained in place through the first few months of 2021. Total visitor arrivals fell nearly 70% in calendar year 2020 and the shutdown of the cruise industry for over a year meant the loss of approximately 1.5 million passengers arriving in the territory. Tourism activity began to resume in the first quarter of 2021 and saw very strong growth in 2022 through 2024. Total visitor arrivals in 2024 exceeded pre-pandemic levels by over 20% and increased hotel capacity is expected to bolster tourism and hospitality growth. Total nonfarm employment has not yet recovered to pre-pandemic levels but has remained fairly stable for the past few years. Through April 2025, the Bureau of Labor Statistics reported total employment was down 1.7% from the prior year. The unemployment rate fell to 3.4% in 2023 and remained at a historically low level through 2024 and the first few months of 2025.

Federal stimulus funding, unemployment benefits, small business loans and American Rescue Plan Act (“ARPA”) funds have all helped stabilize the economy. Several billion dollars for housing and infrastructure projects have been allocated to the territory through numerous federal disaster recovery funding programs, grants and loans. Congress also authorized full funding of the island’s Medical Assistance Program for the past two years.

The USVI Office of Disaster Recovery anticipates between $17 billion and $20 billion in various disaster assistance grants. The majority of this funding will come from FEMA with the rest coming from multiple federal agencies like Housing and Urban Development (“HUD”) and the Department of Transportation (“DOT”). Nearly all of this funding has been allocated or obligated, but only 20% has been actually expended. USVI received $221 million through the Coronavirus Aid, Relief, and Economic Security Act, $547 million through ARPA approved in 2021, and $116 million in funding through the Infrastructure and Jobs Act. Over 60% of ARPA funds will be used for revenue replacement. The government relied on this funding in both fiscal years 2024 and 2025.

The government’s financial operations are currently impacted by revenues coming in below forecast and unbudgeted expenditures from prior years. Based on preliminary actuals for fiscal year 2024 released as part of the fiscal year 2026 proposed budget, the year ended with an operating deficit of over $140 million, or 16% of expenditures. Liquidity is considered slim. In September 2024, the Governor requested that the legislature approve an increase in the government’s line of credit to $150 million from $100 million. Due to Tropical Storm Ernesto in late August, the federal government extended the IRS tax filing and payment deadlines from August 2024 to February 2025. Because the USVI government’s deadlines shift with the federal government, delayed local tax revenues were expected to further strain liquidity, prompting the request for additional short-term borrowing. Revised estimates for fiscal year 2025 indicate a smaller operating deficit of $19 million.

The Governor’s proposed budget for fiscal year 2026 totals $1.6 billion across all funds. Of this amount, the proposed General Fund budget is $936.4 million, representing a 2.5% increase over fiscal year 2025. The proposed budget is balanced based on projected revenue growth which may not materialize. The spending plan provides for all debt service owed to be paid as scheduled. The Government of the USVI’s (“GVI”) fiscal year begins on October 1st and the legislature has a history of adopting a budget before the beginning of the fiscal year. Fiscal transparency is a key weakness for the government. The most recent audited financials for fiscal year 2021 were published in 2024. Monthly reporting on revenue collections, budget documents and testimony provided to the legislature provide insight into the government’s fiscal situation but are not an adequate substitute for annual audited results.

In March 2022, USVI refunded and restructured all outstanding Matching Fund Revenue Bonds issued by the USVI Public Finance Authority secured by Matching Fund Revenues (rum excise taxes). Matching Fund Revenues were sold to a Special Purpose Vehicle (“SPV”) created to issue new, securitized bonds. The new bond proceeds were used to purchase from the GVI all right, title and interest in Matching Fund Revenues through a true sale and conveyance of ownership, and pay three years of capitalized interest. The autonomous and independent SPV is a separate legal entity, intended to isolate bondholders from operating risk.

The transaction was part of a larger plan to provide funding to the USVI’s pension system, which now receives residual revenues. The insolvent pension system was on the cusp of becoming a pay-go obligation of the General Fund and was projected to run out of assets by October 2024. Identifying new funding for pensions is an important step forward as out-sized long-term liabilities threatened the USVI’s longer-term solvency and caused investors to question whether or not the territory will follow a path similar to Puerto Rico’s recent debt defaults.

PROMESA, enacted by the United States in 2016, is not currently applicable to the USVI, but could be in the future. Although future access to PROMESA would require the consent of the GVI, and additional Congressional action, the new law has materially changed how the municipal market and rating agencies are assessing restructuring and default risk for the territory. Future access to PROMESA would first require the consent of the GVI and could never be imposed without local support. The GVI could request Congress to expand and revise the current law to also be applicable to the territory. There is no set process or procedure for this to happen, but the GVI would likely have to pass a resolution requesting access to PROMESA and an oversight board.

Under PROMESA, Congress could establish an independent fiscal oversight board charged with creating a five-year fiscal plan for the territory. This would also open a potential path to future debt restructuring if the appointed oversight board and government chose to pursue this option. At this time, the GVI has not indicated any plan to do this, and the recently enacted plan to address pensions makes this option less likely.

In August 2017, the prior administration announced its intention to stop participating in the public ratings process. In response, Standard & Poor’s and Fitch withdrew their ratings, citing the unavailability of timely information. In March 2023, Moody’s withdrew their Caa3 issuer rating because debt obligations for which it served as a reference no longer had outstanding ratings. The SPV bonds issued in March 2022 are rated BBB/Stable by Kroll. The current administration has made a good faith effort to communicate with rating agencies and investors and is expected to continue to do so.

Standby Commitments

The Funds may obtain standby commitments when they purchase municipal obligations. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. The Funds will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by a Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund’s business relationship with the issuer. The Funds will enter into standby commitments only with banks and securities dealers that, in the opinion of Nuveen Asset Management, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when a Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining a Fund’s net asset value.

Structured Notes

The Funds may invest in structured notes, including “total rate of return swaps” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage which magnifies the potential for gain and the risk of loss because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of the structured note.

Temporary Investment Measures

In certain situations or market conditions, such as in the case of liquidity concerns and/or unusually large cash inflows or redemptions, a Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund’s investment objective and is in the best interest of the Fund’s shareholders. During these periods, the weighted average maturity of a Fund’s investment portfolio may fall below the defined range described in the respective Fund Summary under “Principal Investment Strategies,” if applicable, and a Fund may not achieve its objective(s). A Fund does not expect to invest substantial amounts in short-term investments as a defensive measure except under extraordinary circumstances.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Funds invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (“LIBOR”) (use and publication of which ceased on September 30, 2024), the Federal Funds Rate, the Secured Overnight Financing Rate (“SOFR”) or other rates based on SOFR. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the Sub-Adviser must correctly assess probable movements in interest rates. If the Sub-Adviser incorrectly forecasts such movements, a Fund could be adversely affected by use of variable and floating rate securities.

LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of LIBOR has ceased. Regulated entities have ceased entering into new LIBOR contracts in connection with regulatory guidance and prohibitions. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., SOFR, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). At this time, it is not possible to predict the effect of the establishment of any replacement rates.

The IRS has issued regulations regarding the tax consequences of the transition from LIBOR or another interbank offered rate (“IBOR”) to a new reference rate in debt instruments and non-debt contracts. Under the regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. A Fund may be subject to heightened levels of interest rate risk because the U.S. Federal Reserve (the “Fed”), as of the date of this SAI, has increased interest rates at significant levels over recent periods. To the extent the Fed further raises interest rates, there is a risk that rates across the financial system may rise. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

When-Issued or Delayed-Delivery Transactions

Each Fund may purchase and sell municipal obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a municipal obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a municipal obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the municipal obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds may be required to maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase municipal obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued municipal obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called “forwards.” Municipal forwards pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate. The Funds may also invest up to 15% of their assets in forwards that do not serve to replace a specific portfolio bond.

Zero Coupon and Step Coupon Securities

The Funds may invest in zero coupon and step coupon securities. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under “Purchase and Sale of Shares.” The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The shares of each Fund are approved for listing and trading on the Listing Exchange, subject to notice of issuance. Each Fund’s shares trade on the Listing Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund’s shares will continue to be met.

The Listing Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, a Fund’s shares under any of the following circumstances: (1) the Listing Exchange becomes aware that a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) if a Fund no longer complies with the requirements set forth in the applicable Listing Exchange rule; (3) if, following the initial twelve-month period after commencement of trading on the Listing Exchange, a Fund has fewer than 50 beneficial holders; or (4) if such other event shall occur or condition exists which, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. In addition, the Listing Exchange will remove the shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions in Fund shares will be based on negotiated commission rates at customary levels.

The base and trading currency of each Fund is the U.S. dollar. The base currency is the currency in which a Fund’s NAV per share is calculated and the trading currency is the currency in which shares of a Fund are listed and traded on the Listing Exchange.

MANAGEMENT

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to the Adviser and the officers of the Trust (see below). The number of trustees of the Trust is twelve, all of whom are not interested persons of the Funds as defined in Section 2(a)(19) of the 1940 Act (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each trustee oversees and other directorships they hold are set forth below. Except as noted in the table below, the trustees of the Trust are directors or trustees, as the case may be, of 217 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which include 145 open-end mutual funds, including the Funds (the “Nuveen Mutual Funds”), 47 closed-end funds and 24 Nuveen ETFs.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:

Joseph A. Boateng* 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2024.	Chief Investment Officer, Casey Family Programs (since 2017), formerly, Director of U.S. Pension Plans Johnson & Johnson (2002-2006).	216

Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021), Board Member (2012-2019); Emeritus Board Member (since 2020), Year-Up Puget Sound Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019-2023), TIAA Separate Account VA-1.

Michael A. Forrester* 333 West Wacker Drive Chicago, IL 60606 1967	Trustee	Term—Indefinite Length of Service— Since 2024.	Formerly, Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC.	216

Director, Aflac Incorporated (since 2025); Trustee (since 2019), Dexter Southfield School; Member (since 2020), Governing Council of the Independent Directors Counsel (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Thomas J. Kenny 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2024.	Formerly, Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management.	217

Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare, former Director (2012-2022) and Finance Committee Chair (2016-2022) Sansum Clinic; Former Advisory Board Member (2017-2019), B’Box Former Member (2011-2022), the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member (2012-2020), Cottage Health System; Board Member (2009-2019) and Former President of the Board (2014-2018) of Crane County Day School; Trustee (2011-2023) and Chairman (2017-2023), the College Retirement Equities Fund; Manager (2011-2023) and Chairman (2017-2023), TIAA Separate Account VA-1.

Amy B.R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2021.	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	217	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Trustee	Term—Indefinite Length of Service— Since 2021.

Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).

217

Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term—Indefinite Length of Service— Since 2016.

Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting), (since 2012); formerly, held positions at Leap Wireless International, Inc., (consumer wireless service) including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc.(telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

				217

Formerly, Chairman (2019), Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite Length of Service— Since 2016.	Formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	217

Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies; formerly, Trustee and Chairman of The Board of Trustees of Marian University (2011-2013).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Loren M. Starr* 333 West Wacker Drive Chicago, IL 60606 1961	Trustee	Term—Indefinite Length of Service— Since 2024.	Independent Consultant/Advisor (since 2021). Formerly, Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd.	216

Director (since 2023) and Chair of the Audit Committee (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Trustee	Term—Indefinite Length of Service— Since 2020.	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	217

Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2016.

Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012-2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).

217

Formerly, Chair of the Board (2021-2024) of the Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Indefinite Length of Service— Since 2016.	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	217

Member of the Board of Trustees (since 2005), New York-Presbyterian Hospital; Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Chair of the Board and Trustee	Term—Indefinite Length of Service— Since 2017, Co-Chair/Chair since July 1, 2024.	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	217	None.

* Mr. Boateng, Mr. Forrester and Mr. Starr were each elected or appointed as a board member of each of the Nuveen Funds, except Nuveen Multi-Market Income Fund, , for which each serves as a consultant.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:

Briton Ryan 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Chief Administrative Officer (Principal Executive Officer)	Term—Indefinite Length of Service— Since 2024	Managing Director (since 2016), Head of ETFs (since 2024), formerly Head, Product-Capital Markets (2016-2024), Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term—Indefinite Length of Service— Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc Cardella 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1984	Vice President and Controller (Principal Financial Officer)	Term— Indefinite Length of Service— Since 2024

Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund.

Joseph T. Castro 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term— Indefinite Length of Service— Since 20025

Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President, formerly, Senior Managing Director, Nuveen Securities, LLC; Senior Managing Director, Nuveen Fund Advisors, LLC, and Nuveen, LLC.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2024

Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA CREF Life Funds; Vice President, Associate General Counsel and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Secretary	Term— Indefinite Length of Service— Since 2017

Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term— Indefinite Length of Service— Since 2016

Senior Managing Director, Head of Public Product of Nuveen; President, formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2023

Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly, Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term— Indefinite Length of Service— Since 2016	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term— Indefinite Length of Service— Since 2019

Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2022

Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term— Indefinite Length of Service— Since 2017	Senior Managing Director of Nuveen.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term – Indefinite Length of Service – Since 2022

Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the Nuveen Fund complex (except with respect to certain Nuveen Funds where certain trustees may instead serve as consultants, as indicated in the “Independent Trustees” table included herein). In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair that is an independent trustee. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the trustees have elected, Robert L. Young to serve as the independent Chair of the board, effective January 1, 2025. Specific responsibilities of the Chair include: (i) coordinating with Fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other trustees, the Trust’s officers and other Fund management personnel, and counsel to the independent trustees. The Chair performs such other duties as the Board may from time to time determine.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Young, Chair, Mr. Kenny, Mr. Nelson and Mr. Toth. During the fiscal year ended March 31, 2025, the Executive Committee met three times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Funds, through its internal valuation group, which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The Audit Committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Ms. Lancellotta, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young, each of whom is an independent trustee of the Nuveen Funds. Mr. Boateng, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the SEC. During the fiscal year ended March 31, 2025, the Audit Committee met fourteen times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Mr. Young, Chair, Mr. Boateng, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth and Ms. Wolff. During the fiscal year ended March 31, 2025, the Nominating and Governance Committee met six times.

The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Mr. Kenny, Ms. Lancellotta, Mr. Nelson and Mr. Starr. During the fiscal year ended March 31, 2025, the Dividend Committee met eight times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, and Mr. Toth. During the fiscal year ended March 31, 2025, the Compliance Committee met four times.

The Investment Committee is responsible for the oversight of Nuveen Fund performance, investment risk management and other portfolio-related matters affecting the Nuveen Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Nuveen Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Nuveen Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Nuveen Fund performance; and an assessment of Nuveen Fund objectives, policies and practices as such may relate to Nuveen Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Nuveen Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with Fund management at its quarterly meetings regarding matters relating to Nuveen Fund performance and investment risks, including with respect to the various drivers of performance and Nuveen Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Nuveen Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Investment Committee are Mr. Boateng and Ms. Lancellotta, Co-Chairs, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended March 31, 2025, the Investment Committee met four times

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The Open-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Mr. Forrester, Chair, Mr. Boateng, Ms. Lancellotta, Ms. Medero, Mr. Toth and Mr. Young. During the fiscal year ended March 31, 2025, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

 Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002 to 2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation.

Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023). Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester

 From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves as a Director of Aflac Incorporated and is on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2007-2023). Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny

 Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. Mr. Kenny previously served on the Board of Trustees (2011-2023) and as Chairman (2017-2023) for the College Retirement Equities Fund and on the Management Committee (2011-2023) and as Chairman (2017-2023) for TIAA Separate Account VA-1. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He also is a Chartered Financial Analyst.

Amy B.R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington D.C. law firms. In addition, she has been President, since 2023, and a member, since 2020, of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July, 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (“BlackRock”). From July 2018 to July 2020, she was also a Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the CFTC from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank's Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014). At Fordham University, he served as a director of The President’s Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance.

Loren M. Starr

 Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco, Ltd. Mr. Starr is also a Director and Chair of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx, which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth

Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He formerly served as Chair of the Board of the Kehrein Center for the Arts (2021-2024) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young, the Nuveen Funds’ Independent Chair, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid by the Funds for the fiscal year ended March 31, 2025, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid to each trustee by the Nuveen Funds during the fiscal year ended March 31, 2025. Pursuant to the Board’s deferred compensation plan, a portion of the independent trustees’ compensation may be deferred and treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amount of total compensation that has been deferred provided below represents the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Funds.

Name of Trustee	Aggregate Compensation From Funds	Amount of Total Compensation That Has Been Deferred	Total Compensation From Nuveen Funds Paid to Trustee
Joseph A. Boateng	$—	$—	$463,000
Michael A. Forrester	—	—	482,000
Thomas J. Kenny	—	—	616,000
Amy B.R. Lancellotta	—	—	498,000
Joanne T. Medero	—	—	489,500
Albin F. Moschner	—	—	495,500
John K. Nelson	—	—	492,000
Loren M. Starr	—	—	493,500
Matthew Thornton III	—	—	498,000
Terence J. Toth	—	—	558,500
Margaret L. Wolff	—	—	555,500
Robert L. Young	—	—	545,000

Effective January 1, 2024, independent trustees receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $30,000, increased to $35,000 as of January 1, 2025, for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $20,000, increased to $30,000 as of January 1, 2025, for membership on the Investment Committee; and (c) an annual retainer of $20,000, increased to $25,000 as of January 1, 2025, for membership on the Dividend Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair and/or Co-Chair of the Board receives $140,000, increased to $150,000 as of January 1, 2025, annually; the chair and/or co-chair of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $30,000, increased to $35,000 as of January 1, 2025, annually; and the chair and/or co-chair of the Investment Committee receives $20,000, increased to $30,000 as of January 1, 2025, annually; and the chair and/or co-chair of the Dividend Committee, Nominating and Governance Committee and the Open-End Funds Committee receive $20,000, increased to $25,000 as of January 1, 2025, annually. Trustees will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair will be paid a quarterly fee starting at $1,250 and members will be paid a quarterly fee of $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund Complex in an equitable manner, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Trust does not have a retirement or pension plan. The Trust is a participant in a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the participating Nuveen Funds when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. An independent trustee may elect to receive distributions in a lump sum or over a period of five years. No participating Nuveen Fund will be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. Each officer of the Trust serves without any compensation from the Funds. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. Each Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in the Funds, and (ii) each trustee’s aggregate beneficial ownership in all Nuveen Funds, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, as of December 31, 2024, based on the value of fund shares as of that same date.

Name of Trustee	Dollar Range of Equity Securities In the Funds	Aggregate Holdings – Fund Complex
Joseph A. Boateng	None	Over $100,000
Michael A. Forrester	None	Over $100,000
Thomas J. Kenny	None	Over $100,000
Amy B.R. Lancellotta	None	Over $100,000
Joanne T. Medero	None	Over $100,000
Albin F. Moschner	None	Over $100,000
John K. Nelson	None	Over $100,000
Loren M. Starr	None	Over $100,000
Matthew Thornton III	None	Over $100,000
Terence J. Toth	None	Over $100,000
Margaret L. Wolff	None	Over $100,000
Robert L. Young	None	Over $100,000

The table below presents information on Trustees who owned securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Fund’s investment adviser as of December 31, 2024:

Name of Trustee	Name of Owners/Relationships to Trustee	Companies(1)	Title of Class	Value of Securities(2)	Percent of Class(3)

Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$37,455	0.01%

	KSHFO, LLC[4]	Global Timber Resources Investor Fund, LP	None	$567,738	6.01%

	KSHFO, LLC[4]	TIAA-CREF Global Agriculture II LLC	None	$717,269	0.05%

	KSHFO, LLC[4]	Global Agriculture II AIV (US) LLC	None	$681,911	0.17%

__________

(1) The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.

(2) These amounts reflect the current value of holdings as of December 31, 2024. As of the date of this SAI, that is the most recent information available regarding the Companies.

(3) These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

(4) Mr. Kenny owns 6.60% of KSHFO, LLC.

As of July 2, 2025, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of the Funds.

Other than as noted in the table above, as of July 2, 2025, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, LLC, each Fund’s investment adviser, has overall responsibility for management of each Fund, oversees the management of each Fund’s portfolio, manages each Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration and all other non-distribution related services necessary for each Fund to operate. The Adviser is a wholly owned subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). The Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.

For the management services and facilities furnished by the Adviser under the Management Agreement, each Fund has agreed to pay an annual management fee based on a percentage of each Fund’s average daily net assets, payable monthly, at a rate set forth in the Prospectus under “Fund Management—Management Fees.” From time to time, the Adviser may waive all or a portion of its fee. The Adviser is responsible for substantially all other expenses of each Fund, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of each Fund’s chief compliance officer, litigation expenses, and extraordinary expenses. The following table sets forth the management fees paid by each Fund, from the commencement of operations for each Fund through the fiscal period ended March 31, 2025.

Amount of Management Fees
Commencement of Operations (01/22/25) - 03/31/25
Nuveen High Yield Municipal Income ETF	$26,018
Nuveen Municipal Income ETF	19,504

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser of each Fund. The Adviser pays the Sub-Adviser a portfolio management fee out of the advisory fee paid to the Adviser for its services to each Fund.

As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors and Nuveen Asset Management are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the investment strategies of the Funds.

Name	Fund

Daniel J. Close, CFA	Nuveen High Yield Municipal Income ETF

Steven M. Hlavin	Nuveen High Yield Municipal Income ETF
Stephen J. Candido, CFA	Nuveen High Yield Municipal Income ETF
Michael McElduff	Nuveen High Yield Municipal Income ETF and Nuveen Municipal Income ETF
Nicholas Mueller	Nuveen High Yield Municipal Income ETF and Nuveen Municipal Income ETF
Timothy T. Ryan, CFA	Nuveen Municipal Income ETF
Paul L. Brennan, CFA	Nuveen Municipal Income ETF

Compensation

Portfolio managers are primarily compensated through a combination of base salary and variable compensation (“VC”). Portfolio managers have a VC target which is expressed as a percentage of their base salary. A portfolio manager’s actual VC award could be higher or lower than the VC target depending on several factors, including (i) Nuveen’s total VC pool based on company performance, (ii) the portion of the pool allocated to the line of business/function across Nuveen, (iii) individual performance rating, and (iv) individual total compensation relative to internal peers and external market.

To calibrate the performance review process, scorecards are utilized, when applicable, to provide a consistent approach across teams and sectors for evaluating individual portfolio manager performance ratings. The scorecard considers both quantitative and qualitative criteria. Quantitative metrics are weighted more heavily and focus on sustained, long-term fund performance by assessing one, three, and five-year performance results versus peer groups and benchmarks. Qualitative metrics are subject to manager discretion and internal peer reviews. Because a greater emphasis is placed on the quantitative metrics, positive Fund performance generally results in better overall performance ratings and subsequently higher VC.

Once the VC award is determined, it is allocated to two components – annual cash award and TIAA Long Term Performance Plan (“LTPP”) award; the portion of VC aligned to each of these components is based on a progressive rate scale with higher deferral percentages as a portfolio manager’s total compensation increases. A portion of a portfolio manager’s LTPP award may be allocated to the PM Plan – which is intended to align portfolio manager compensation to the performance of the Fund(s) they manage. As a subplan to LTPP, the PM Plan awards follow LTPP vesting and payment terms, with payment amount based on the most recent annual valuations of the Fund(s) preceding payment. Management reviews PM Plan Fund alignments and allocation percentages on an annual basis to ensure portfolio managers are not incentivized to take undue risks with the Funds they manage.

Additionally, portfolio managers may be included in the Profits Interest program, which is a long-term, equity-like compensation program based on the future value of the organization and is intended to drive desired behaviors that achieve strong investment results, grow the business, and manage costs. The Profits Interest program has a six-year vesting period that serves as an important retention mechanism.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table below.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where a Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invests in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Fund and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Fund or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Fund or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account's investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Fund and other client accounts that may not ben exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Fund or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Fund or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Other Accounts Managed by the Portfolio Managers

In addition to the Funds, as of March 31, 2025, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets (millions)	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees

Nuveen High Yield Municipal Income ETF
Daniel J. Close	Registered Investment Companies	17	$26,509.77	0	$0
	Other Pooled Investment Vehicles	2	$482.27	0	$0
	Other Accounts	49	$17,678.04	0	$0

Steven M. Hlavin	Registered Investment Companies	13	$19,914.971	0	$0
	Other Pooled Investment Vehicles	1	$370.68	0	$0
	Other Accounts	0	0	0	$0

Stephen J. Candido	Registered Investment Companies	30	$55,366.98	0	$0
	Other Pooled Investment Vehicles	2	$482.27	0	$0
	Other Accounts	3	$200.54	0	$0

Michael McElduff	Registered Investment Companies	0	0	0	$0
	Other Pooled Investment Vehicles	0	0	0	$0
	Other Accounts	0	0	0	$0

Nicholas Mueller	Registered Investment Companies	0	0	0	$0
	Other Pooled Investment Vehicles	0	0	0	$0
	Other Accounts	0	0	0	$0

Nuveen Municipal Income ETF
Timothy T. Ryan	Registered Investment Companies	12	$21,617.98	0	$0
	Other Pooled Investment Vehicles	1	$271.80	0	$0
	Other Accounts	2	$17,593.82	0	$0

Paul L. Brennan	Registered Investment Companies	16	$29,279.59	0	$0
	Other Pooled Investment Vehicles	0	0	0	$0
	Other Accounts	1	$47.40	0	$0

Michael McElduff	Registered Investment Companies	0	0	0	$0
	Other Pooled Investment Vehicles	0	0	0	$0
	Other Accounts	0	0	0	$0

Nicholas Mueller	Registered Investment Companies	0	0	0	$0
	Other Pooled Investment Vehicles	0	0	0	$0
	Other Accounts	0	0	0	$0

Beneficial Ownership of Securities by the Portfolio Managers

The following table indicates as of March 31, 2025 the value, within the indicated range, of Fund shares beneficially owned by each portfolio manager in the Fund they manage. For purposes of this table, the following letters indicate the range listed next to each letter:

A	- $0
B	- $1 - $10,000
C	- $10,001 - $50,000
D	- $50,001 - $100,000
E	- $100,001 - $500,000
F	- $500,001 - $1,000,000
G	- More than $1 million

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Equity Securities Beneficially Owned in the Remainder of Nuveen Funds Managed By Nuveen Asset Management’s Municipal Investment Team
Daniel J. Close	Nuveen High Yield Municipal Income ETF	A	G
Steven M. Hlavin	Nuveen High Yield Municipal Income ETF	B	A
Stephen J. Candido	Nuveen High Yield Municipal Income ETF	A	A
Michael McElduff	Nuveen High Yield Municipal Income ETF Nuveen Municipal Income ETF	A A	A A
Nicholas Mueller	Nuveen High Yield Municipal Income ETF Nuveen Municipal Income ETF	A A	A A
Timothy T. Ryan	Nuveen Municipal Income ETF	A	A
Paul L. Brennan	Nuveen Municipal Income ETF	A	A

Administrator, Custodian, and Transfer Agent

Citibank, N.A. (“Citi”), located at 111 Wall Street, New York, New York 10005, serves as the administrator, custodian and transfer agent for the Funds. Citi performs administrative, custodial, transfer agency, fund accounting and portfolio accounting services. The Adviser, on behalf of the Funds, compensates Citi, out of the management fee paid to the Adviser, for the services Citi provides to the Funds.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter of the Nuveen ETFs, including the Funds, pursuant to a Distribution Agreement dated August 2, 2016 (the “Distribution Agreement”). The Distributor is an affiliate of the Adviser and a subsidiary of Nuveen. The Distributor also serves as the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds.

Pursuant to the Distribution Agreement, the Funds have appointed the Distributor to be the agent for the distribution of the Funds’ shares on a continuous offering basis. Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “Purchase and Redemption of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Adviser and/or its affiliates may make payments to broker-dealers, registered investment advisers, banks or other intermediaries (collectively, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Funds and certain other Nuveen ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by the Adviser and/or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Nuveen ETF complex. Payments of this type are sometimes referred to as “revenue-sharing payments.” A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Funds or other Nuveen ETFs over another investment.

Distribution and Service Plan

Each Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that an open-end management investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes each Fund to pay up to 0.25% in distribution fees to the Distributor. No payments pursuant to the Plan will be made during the next twelve (12) months of operation.

The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit a Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of shareholders, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office. With the exception of the Distributor and its affiliates, no “interested person” of a Fund, as that term is defined in the 1940 Act, and no trustee of a Fund has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Funds. In addition to audit services, PwC provides assistance on accounting, tax and related matters.

CODES OF ETHICS

The Funds, the Adviser, the Sub-Adviser, the Distributor and the Board’s independent trustees have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and, with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and other persons who may have access to information about the Funds' securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board and could result in severe penalties.

PROXY VOTING POLICIES

Each Fund has delegated authority to the Adviser to vote proxies for securities held by each Fund, and the Adviser has in turn delegated that responsibility to the Sub-Adviser. The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Sub-Adviser.

The Sub-Adviser votes proxies of a Fund’s portfolio companies in accordance with the guidelines articulated in the Nuveen Proxy Voting Policies, which are attached, along with the Nuveen Proxy Voting Policy and Nuveen Proxy Voting Conflicts of Interest Policy and Procedures, as Appendix A to this SAI.

The Sub-Adviser relies on a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and Nuveen investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Guidelines, these professionals then vote in a manner intended solely to advance the best interests of Fund shareholders.

The Sub-Adviser believes that it has implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Nuveen Fund Board or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing a Fund’s proxy voting by Nuveen’s legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing a Fund’s proxy voting (e.g., Nuveen’s proxy voting professionals, a Board member, or a senior executive of the Funds, the Adviser, Sub-Adviser or their affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

Voted Proxies. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing the Fund’s Proxy Voting Report on Form N-PX, which is available through Nuveen’s website at http://www.nuveen.com, by calling (800) 257-8787, or by accessing the SEC’s website at http://www.sec.gov.

BROKERAGE TRANSACTIONS

Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by Nuveen Asset Management.

In selecting a broker-dealer to execute securities transactions, Nuveen Asset Management considers the full range and quality of a broker-dealer’s services including, among other things: the value, nature and quality of any brokerage and research products and services; execution capability; commission rate; financial responsibility (including willingness to commit capital); the likelihood of price improvement; the speed of execution and likelihood of execution for limit orders; the ability to minimize market impact; the maintenance of the confidentiality of orders; and responsiveness of the broker-dealer. The determinative factor is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for each Fund. Subject to the satisfaction of its obligation to seek best execution, another factor considered by Nuveen Asset Management in selecting a broker-dealer may include the broker-dealer’s access to initial public offerings.

For certain transactions, Nuveen Asset Management may cause each Fund to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). Nuveen Asset Management causes each Fund to pay up in recognition of the value of the brokerage and research products and services (“Research Services”) the broker-dealer provides. The broker-dealer may directly provide Research Services to each Fund or may purchase them from a third party for each Fund. In such cases, Nuveen Asset Management is in effect paying for the Research Services with client commissions – so-called “soft dollars.” Nuveen Asset Management will only cause each Fund to pay up if Nuveen Asset Management, subject to its overall duty to seek best execution, determines in good faith that the Research Services are eligible brokerage and research under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the amount of the commission is reasonable in relation to the value of the Research Services provided, viewed in terms of either that particular transaction or the overall responsibilities of Nuveen Asset Management or its affiliates with respect to the managing of its accounts.

Nuveen Asset Management employs the use of commission sharing arrangements administered by its centralized equity trading desk. Under these arrangements, when Nuveen Asset Management pays a commission to an executing broker, a portion of the commission is for execution of the trade (brokerage) and a portion is for Research Services. The broker will allocate the Research Services portion of the commission to a pool of commission credits it maintains. The commission manager, at Nuveen Asset Management’s direction, pays Research Services providers for eligible research products and services. An executing broker may or may not be a Research Services provider. Nuveen Asset Management uses commission sharing arrangements to pay for both proprietary and third party Research Services. The centralized equity trading desk does not select Research Services.

Under Nuveen Asset Management’s commission sharing arrangements, Nuveen Equities (the integrated equity investment team of Nuveen Asset Management (excluding Public Real Assets) and certain affiliates) aggregates commission credits into a single pool, and allocates the Research Services among the respective Nuveen Equities investment teams based on factors such as asset size of the team’s equity strategy and the strategy’s geographic considerations. Commission credits generated by Nuveen Asset Management’s Public Real Assets accounts are aggregated into a separate pool to purchase Research Services, which generally supports the Nuveen Asset Management Public Real Assets investment team. Research Services will not necessarily directly and specifically benefit the particular account(s) that generated the brokerage commissions used to acquire the Research Services.

Research Services consist of products and services including some or all of the following: economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analytical tools for investment research and related consulting services, market data services and other services that assist in the investment decision making process, and meetings arranged by broker-dealers with corporate management teams and spokespersons, as well as industry spokespersons. Research products include written reports, computer-generated services, telephone contacts and personal meetings with securities analysts that assist in the investment decision-making process.

Nuveen Asset Management will use Research Services to benefit any client of Nuveen Asset Management or its affiliates, including each Fund, and at times the Research Services will not directly benefit the particular account(s) that generated the brokerage commissions used to acquire the Research Services. For example, Nuveen Asset Management uses clients’ equity commissions to pay for Research Services that at times will benefit other accounts of Nuveen Asset Management and its affiliates.

The Research Services that Nuveen Asset Management receives from broker-dealers supplement Nuveen Asset Management’s own research activities. As a practical matter, in some cases Nuveen Asset Management could not, on its own, generate all of the Research Services that broker-dealers provide without materially increasing its expenses. Because of the nature of soft dollar arrangements, and because of the fact that any particular Research Service may be used to service all of Nuveen Asset Management’s advisory accounts (possibly to varying degrees) or fewer than all of its advisory accounts, Nuveen Asset Management is unable to quantify or estimate the value of any such services attributable to a particular advisory account with any meaningful degree of accuracy.

Many of each Fund’s portfolio transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, each Fund typically deals with market makers unless it appears that better price and execution are available elsewhere.

It is expected that each Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The commission paid in connection with foreign stock transactions may be higher than negotiated commissions on U.S. transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of depositary receipts or securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which each Fund may invest are generally traded in the over-the-counter markets.

Each Fund does not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Adviser, Nuveen Asset Management or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of each Fund, as determined by the Board of Trustees. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to each Fund as each Fund can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of Nuveen Asset Management are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by Nuveen Asset Management to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

On behalf of each Fund, Nuveen Asset Management may seek to buy from or sell securities to another fund or account advised by Nuveen Asset Management or an affiliate. Nuveen Asset Management may effect purchases and sales between its clients or clients of its affiliates, including each Fund (referred to herein as “cross trades”), if it believes that such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for Nuveen Asset Management. On any occasion when each Fund participates in a cross trade, each Fund will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

The Funds paid no brokerage commissions during the fiscal period from January 22, 2025 (commencement of operations) through March 31, 2025.

Brokerage commissions paid by a Fund may vary substantially from year to year as a result of changing asset levels throughout the year, portfolio turnover rates, differences in shareholder purchase and redemption activity, varying market conditions and other factors.

During the fiscal period from January 22, 2025 (commencement of operations) through March 31, 2025, the Funds did not pay commissions to brokers in return for their research services.

The Fund did not acquire the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers during the fiscal period from January 22, 2025 (commencement of operations) through March 31, 2025.

Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by a Fund, the amount of securities that may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies that govern the dissemination of the Funds’ portfolio holdings. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Funds. The policies adopted by the Trust are implemented and overseen by the Chief Compliance Officer of the Funds, subject to the oversight of the Board. Compliance officers of the Funds, the Adviser and Sub-Adviser periodically monitor overall compliance with the policies to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the policies. Periodic reports regarding these policies will be provided to the Board. The Board must approve all material amendments to these policies. Prior to the commencement of trading on each day that a Fund is open for business, (1) the Funds’ portfolio holdings are publicly disseminated on the Funds’ publicly accessible website, www.nuveen.com/etf, and through financial reporting and news services, and (2) the composition of the basket of securities and/or cash that will constitute a Creation Unit is publicly disseminated via the National Securities Clearing Corporation, a clearing agency registered with the SEC (“NSCC”).

The Trust, the Adviser and/or Sub-Adviser, and the Distributor will generally not disseminate non-public portfolio holdings information concerning the Funds. However, non-public portfolio holdings information may be provided to certain parties if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

In addition, the Funds, the Adviser and/or Sub-Adviser may distribute certain portfolio attribution analyses and related data and commentary (“Portfolio Data”). Specifically, the Funds, the Adviser and/or Sub-Adviser may provide oral or written information about the Funds, including, but not limited to, how each Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of a Fund’s return by asset class, sector, industry and country, among other factors, as well as how various factors impacted Fund performance as compared to its benchmark. Portfolio Data may also include various financial characteristics of a Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on a Fund’s most recent quarter-end portfolio, month-end portfolio or some other interim period, so long as that portfolio has been made publicly available. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While the Funds, the Adviser and/or Sub-Adviser will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact the Funds for information about obtaining Portfolio Data. The Funds, the Adviser and/or Sub-Adviser may restrict access to any or all Portfolio Data in their sole discretion, including, but not limited to, if the Funds, the Adviser and/or Sub-Adviser believe the release of such Portfolio Data may be harmful to a Fund.

There is no assurance that the Trust’s policies on portfolio holdings disclosure will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Purchase and Sale of Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to other banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the percentage ownership of each person, who, as of July 2, 2025, owned of record, or is known by the Adviser to have owned beneficially, 5% or more of the Funds’ shares.

Name of Fund	Name and Address of Owner	Percentage of Ownership

Nuveen High Yield Municipal Income ETF	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	6%
	Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	7%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610-9122	21%

Name of Fund	Name and Address of Owner	Percentage of Ownership
	State Street Bank & Trust 200 Clarendon Street Boston, MA 02116	63%

Nuveen Municipal Income ETF	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	9%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610-9122	39%
	State Street Bank & Trust 200 Clarendon Street Boston, MA 02116	46%

An Authorized Participant may hold of record more than 25% of the outstanding shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of a Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of a Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of the Distributor (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of a Fund. When granted the power to vote, the Agent shall mirror vote such shares in the same proportion as all other beneficial owners of a Fund.

It is also possible that, from time to time, Nuveen or its affiliates may, subject to compliance with applicable law, purchase and hold shares of a Fund. Nuveen and its affiliates reserve the right, subject to compliance with applicable law, to sell at any time some or all of the shares of a Fund acquired for their own accounts. A large sale of shares of a Fund by Nuveen or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s market price.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Funds issue and redeem shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit.” Creation Units are typically purchased and redeemed in-kind, but they may also be purchased and redeemed, in whole or in part, for cash in the Adviser’s discretion. Each Fund’s NAV is determined once each day the NYSE is open for business (a “Business Day”), as described under “Determination of Net Asset Value.”

Only Authorized Participants may purchase and redeem Creation Units directly from the Funds at NAV. To become an Authorized Participant, a firm must execute an Authorized Participant Agreement (the “Participant Agreement”) that has been agreed to by the Distributor and Citi, in a form approved by the Trust. Among other things, the Participant Agreement requires that an Authorized Participant be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC or (ii) a DTC Participant.

The Funds issue and redeem Creation Units through the Distributor at their NAV next determined after receipt of an order in proper form on any Business Day. All orders to purchase or redeem Creation Units directly from the Funds, including non-standard orders (as defined below), must be placed in the manner and by the time specified by a Fund on each Business Day (generally, 4 p.m., Eastern time) (the “Cut-Off Time”). The date on which an order to purchase or redeem Creation Units is received in proper form and is accepted by the Distributor is referred to as the “Order Placement Date.” An order is generally considered to be in “proper form” if all procedures set forth in the Participant Agreement, the AP Handbook and this SAI are properly followed.

An Authorized Participant submitting a creation or redemption order is deemed to make certain representations to the Trust as set forth in the Participant Agreement. The Distributor reserves the right to verify these representations in its discretion. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Distributor in its sole discretion, the order will not be considered to have been received in proper form and may be rejected by the Distributor.

Purchase (Creation)

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of (a) either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and (b) the Cash Component, defined and computed as described below. Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” the value of which equals the NAV of a Creation Unit of a Fund on any given Order Placement Date. In addition to the Fund Deposit, Authorized Participants will be charged a standard fixed transaction fee and, for purchases effected in whole or in part with Deposit Cash, a variable transaction fee intended to cover the costs a Fund incurs in acquiring portfolio securities with such Deposit Cash. See “Transaction Fees” below for additional information.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. The Cash Component may include a “Dividend Equivalent Payments,” which enables a Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of a Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by a Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Funds and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the Authorized Participant will be entitled to receive cash in an amount equal to the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

Citi, through NSCC, makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time) (the “NYSE Open”), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the Fund Deposit (based on information at the end of the previous Business Day) for each Fund on such day. Such Fund Deposit is subject to any applicable adjustments, as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund may be changed from time to time by the Adviser with a view to achieving the investment objective of a Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any or all Deposit Securities, including, without limitation, in situations where a Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws; or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash and (ii) include or remove Deposit Securities from the Fund Deposit in anticipation of portfolio rebalancing changes.

Procedures for Purchase of Creation Units. Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. Foreign Deposit Securities must be delivered to an account maintained on behalf of a Fund at its applicable local subcustodian. Transfer of the Fund Deposit and all applicable transaction fees must be ordered by the Authorized Participant in a timely fashion so as to ensure delivery to the account of a Fund or its agents by no later than 3:00 p.m. Eastern time on the date on which the Creation Units are to be delivered (the “Settlement Date”), which for purchases is generally the first Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any securities or cash, as applicable, will be determined by the Distributor, whose determination shall be final and binding. If the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the purchase order may be cancelled and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. Any such cancelled order may be resubmitted the following Business Day using the Fund Deposit required for such Business Day.

Investors placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the Cut-Off Time on such Business Day. An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not be an Authorized Participant, in which case orders to purchase shares directly from a Fund in Creation Units would have to be placed by the investor’s broker through an Authorized Participant. In such cases, the Authorized Participant may impose additional charges on such investor. At any given time, there may be only a limited number of Authorized Participants, and only a small number of such Authorized Participants may have international capabilities.

Except as provided below, Creation Units will not be issued until the transfer of good title to a Fund of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component and all applicable transaction fees have been completed. In instances where a Fund accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be delivered in advance of receipt by a Fund of all or a portion of the applicable Deposit Securities as described below. In these circumstances, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, (ii) all applicable transaction fees and (iii) an additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Cash Collateral”), which shall be maintained by Citi in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with a Fund, pending delivery of the missing Deposit Securities, to the extent necessary to maintain the Cash Collateral with a Fund in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. A Fund may use such Cash Collateral to buy the missing Deposit Securities at any time. Authorized Participants will be liable to a Fund for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by a Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Order Placement Date plus the brokerage and related transaction costs associated with such purchases. A Fund will return any unused portion of the Cash Collateral once all of the missing Deposit Securities have been properly received by Citi. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

The Distributor reserves the right to reject a purchase order in its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant do not match those disseminated through the facilities of NSCC for that date; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Funds, be unlawful; or (f) in the event that circumstances outside the control of the Funds, the Distributor, Citi and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units (examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Funds, the Distributor, Citi, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events). The Funds or its agents shall communicate to the Authorized Participant the rejection of an order. The Funds, the Distributor and Citi are under no duty, however, to give notification of any defects or irregularities in any order or in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification. The Funds, the Distributor and Citi shall not be liable for the rejection of any purchase order for Creation Units.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF A FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by a Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit.

Redemption proceeds for a Creation Unit will be paid either in-kind or in cash, or a combination thereof, as disclosed by Citi prior to the NYSE Open. With respect to in-kind redemptions, Citi, through NSCC, makes available prior to the NYSE Open on each Business Day the list of the names and share quantities of each Fund’s portfolio securities (subject to possible amendment or correction) that will be distributed upon the receipt of redemption requests in proper form prior to the Cut-Off Time on that day (“Fund Securities”).

In connection with any in-kind redemptions, Authorized Participants will also pay or receive cash in an amount equal to the difference between the NAV of the Creation Units being redeemed and the value of the Fund Securities received (the “Cash Redemption Component”). In the event that the Fund Securities have a value greater than the NAV of the Creation Units, a Cash Redemption Component equal to the differential is required to be paid to the Funds by the Authorized Participant. In the event that the Fund Securities have a value less than the NAV of the Creation Units, a Cash Redemption Component equal to the differential will be paid by the Funds to the Authorized Participant. Notwithstanding the foregoing, at a Fund’s discretion, an Authorized Participant may receive the corresponding cash value of all or a portion of the Fund Securities.

Procedures for Redemption of Creation Units. After an order for redemption in proper form has been received, the Funds will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Component to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of the Funds, the calculation of the value of the Fund Securities and the Cash Redemption Component to be delivered upon redemption will be made by Citi according to the procedures set forth under “Determination of Net Asset Value,” computed on the Order Placement Date. Therefore, if a redemption order in proper form is submitted by an Authorized Participant by the Cut-Off Time on the Order Placement Date, and the requisite number of shares of the Funds are delivered to Citi prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Component to be delivered will be determined on such Order Placement Date. If the requisite number of shares of the Funds are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Funds will not release the Fund Securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

In order to take delivery of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Funds or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the Order Placement Date.

If it is not possible to effect deliveries of the Fund Securities, a Fund may, in its sole discretion, exercise its option to redeem shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an Authorized Participant may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the Authorized Participant will receive a cash payment equal to the NAV of its shares on the Order Placement Date, minus a fixed transaction fee and an additional variable transaction fee, each as described in further detail below under “Transaction Fees,” to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities necessary to fund the redemption in cash.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws, and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that it could not lawfully deliver specific Fund Securities or could not do so without first registering the Fund Securities under such laws. An Authorized Participant (or a client for which it is acting) subject to a legal restriction with respect to a particular security included in the Fund Securities may be paid an equivalent amount of cash. The Authorized Participant may request a redeeming client to complete certain documentation with respect to such matters. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by a Fund to provide a written confirmation with respect to QIB status in order to receive Fund Securities. Redemptions effected in cash will be subject to applicable transaction fees.

The right of redemption may be suspended or the Settlement Date postponed with respect to a Fund (1) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Listing Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which redemption of shares of a Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Transaction Fees

Transaction fees, as set forth in the table below, are imposed to cover transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day that does not vary with the number of Creation Units created or redeemed on that day. Additional variable transaction fees will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. The following table shows, as of the date of this SAI, the approximate value of one Creation Unit and the standard fixed and maximum additional variable transaction fees for creations and redemptions (as described above):

Fund Name	Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
Nuveen High Yield Municipal Income ETF	$605,250	25,000	$250	3.0%	2.0%
Nuveen Municipal Income ETF	$607,750	25,000	$250	3.0%	2.0%

* As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

The Funds may adjust the transaction fees from time to time upon notice to Authorized Participants. The Adviser may also from time to time cover the cost of any transaction fees if it determines it is in a Fund’s best interest.

In addition, with respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the Fund and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Funds to their account or as otherwise specified on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee by such intermediary for such services.

DETERMINATION OF NET ASSET VALUE

Each Fund’s NAV is determined as set forth in its Prospectus under “General Information—Net Asset Value.” Notwithstanding anything to the contrary in the Prospectus, each Fund’s determination of net asset value will comply with Rule 2a-5 under the 1940 Act.

CAPITAL STOCK

Each Fund issues shares of beneficial interest, par value $.01 per share. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

The Trust is not required to and does not intend to hold annual meetings of shareholders. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees the authority to approve reorganizations between a Fund and another entity, such as another ETF, or the sale of all or substantially all of a Fund’s assets, or the termination of the Trust or a Fund without shareholder approval if the 1940 Act would not require such approval. Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter.

The Trustees establish the number of Trustees and may fill vacancies on the Board, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. “Cause” requires willful misconduct, dishonesty, fraud or a felony conviction. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Under the Declaration, by becoming a shareholder of a Fund, each shareholder is expressly held to have agreed to be bound by the provisions of the Declaration and the Trust’s By-laws. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. Shareholders may be required to disclose information on direct or indirect ownership of a Fund’s shares in order to comply with various laws applicable to a Fund or as the Trustees may determine, and ownership of a Fund’s shares may be disclosed by a Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

In order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Funds or their shareholders as a result of spurious shareholder claims, demands and derivative actions, the Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly. Consistent with applicable Massachusetts law, prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Funds, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Funds. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder may be responsible for a Fund’s costs and expenses if a court determines that a derivative action was made without reasonable cause or for an improper purpose, if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration or if a direct action is dismissed by a court for failure to state a claim. Any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law and any action commenced by a shareholder may be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”), under the terms of the Declaration. Except as prohibited by law, if a shareholder commences an applicable action in a court other than a Chosen Court, the shareholder may be obligated to reimburse a Fund and any applicable Trustee or officer of a Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action.

The Declaration specifically provides, however, that no provision of the Declaration is effective to require a waiver of compliance with any provision of, or restrict any shareholder rights expressly granted by, the 1933 Act, the 1934 Act, or the 1940 Act, or any rule, regulation or order of the Securities and Exchange Commission thereunder. The provisions of the Declaration are severable, and if the Trustees determine, with the advice of counsel, that any such provision, in whole or in part, conflict with applicable laws and regulations, the conflicting provisions, or part or parts thereof, will be deemed to be not part of the Declaration (provided, that any such determination will not render any of the remaining provisions invalid or improper).

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its series, in connection with the affairs of the Trust or for any act, omission, or obligation of the Trust. A Trustee is liable only for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, Nuveen Securities, LLC, at 333 West Wacker Drive, Chicago, Illinois 60606. As of the date of this SAI, no one owned any shares of the Funds.

TAX MATTERS

Federal Income Tax Matters

The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. Unless you are a tax-exempt entity or your investment in the Funds is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Funds make distributions or you sell Fund shares. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company (RIC)

Each Fund intends to or has elected to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by a Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c) distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income.

Taxation of the Funds

If a Fund qualifies for treatment as a RIC, the Fund will generally not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

If, for any taxable year, a Fund was to fail to qualify as a RIC or was to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by a Fund in computing its taxable income. In addition, a Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, a Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Each Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (the excess of a Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by a Fund will generally be subject to tax at regular corporate rates. If a Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, each Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of such Fund to satisfy the requirement for qualification as a RIC.

Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

“Net capital losses” are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. A Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Distributions

After the end of each year, you will receive a tax statement that separates your Fund’s distributions into four categories: exempt-interest dividends, ordinary income dividends, capital gain dividends, and returns of capital. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining the alternative minimum tax on individuals and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Exempt-interest dividends may affect the federal corporate alternative minimum tax for certain corporations. Ordinary income distributions are generally taxed at your ordinary tax rate.

Taxes on distributions of capital gains are determined by how long a Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions from a Fund’s net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Distributions of gains from the sale of investments that a Fund owned for one year or less will be subject to tax at ordinary income rates.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s assets consist of obligations the interest on which is exempt from U.S. federal income tax, the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying tax-exempt interest dividends. “Tax exempt-interest dividends” are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders. A RIC will generally be eligible to distribute exempt-interest dividends it at least 50% of its total assets at the close of each quarter of its taxable year consist of tax-exempt obligations. Each Fund intends, under normal circumstances, to pay interest that is exempt from federal income tax. If the Funds, however, fails to meet this requirement, the income from all of its investments, including its municipal securities, may be subject to federal income tax.

An investment in a Fund may result in federal alternative minimum tax (“Federal AMT”) liability for certain shareholders. In the case of non-corporate taxpayers, certain deductions and exemptions have been designated an “item of tax preference” which must be added back to taxable income for purposes of calculating the Federal AMT for such shareholders. Tax preference items generally include tax-exempt interest on certain “private activity bonds.” To the extent a Fund invests in certain private activity bonds, its non-corporate shareholders subject to the Federal AMT will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their Federal AMT, if any. In addition, exempt-interest dividends may be subject to the federal corporate alternative minimum tax for certain corporations. Shareholders will be notified of the tax status of distributions made by a Fund. Interest paid on a municipal bond issued after December 31, 2017, to advance or refund another municipal bond as subject to federal income tax.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of the Funds. “Substantial users” is defined generally as including a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds or private activity bonds. Furthermore, non-corporate shareholders subject to the Federal AMT will not be permitted to deduct any of their share of a Fund’s expenses in computing their Federal AMT.

The percentage of income that constitutes “exempt-interest dividends” will be determined for each year for the Funds and will be applied uniformly to all dividends declared with respect to the Funds during that year. This percentage may differ from the actual percentage for any particular day. The Funds (or their administrative agent) will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The reported portion generally cannot exceed the excess of the amount of interest excludable from gross income under the Code received by the Funds during the taxable year over any amounts disallowed with respect to deductions for interest expense incurred to purchase or carry tax-exempt obligations.

Shareholders with questions or concerns about the Federal AMT should consult their own tax advisors.

Although tax-exempt interest dividends are generally exempt from U.S. federal income tax (except for certain shareholders subject to the Federal AMT), there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, tax-exempt interest dividends may be subject to state and local taxes. Your should consult your own tax advisor to discuss the tax consequences of your investment in a Fund.

When Nuveen High Yield Municipal Income ETF and Nuveen Municipal Income ETF lend portfolio securities to a borrower as described above in “Investment Policies and Techniques – Lending of Portfolio Securities,” payments in lieu of interest made by the borrower to the Funds will not constitute “exempt interest” excluded from taxable income, even if the actual interest would have constituted qualified exempt interest had the Funds held the securities. Such payments in lieu of interest are taxable as ordinary income. The Funds will not be able to pay exempt-interest dividends in respect of any such payments in lieu of interest.

Taxable distributions from a Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

If a Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares

Assuming shares are held as a capital asset, a sale or exchange of shares in a Fund may give rise to a capital gain or loss. In general, any capital gain or loss realized upon a taxable disposition of shares and will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and short-term capital gain or loss if held for 12 months or less. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares or disallowed to the extent of exempt-interest dividends. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding

The Funds (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Federal Tax Treatment of Certain Fund Investments

Transactions of the Funds in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive sale, straddle, wash sale and short sale rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, and/or defer the Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by a Fund. These provisions also may require a Fund to mark to market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirement and for avoiding excise taxes. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. The Funds intend to monitor their transactions, intends to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve their qualification for treatment as RICs.

The Funds are required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Gain or loss from Section 1256 contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Funds may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though a Fund has not received any interest payments on such obligations during that period. Because a Fund intends to distribute substantially all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on a Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though a Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at a Fund level.

Tax-Exempt Shareholders

Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if: (i) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), (ii) if the Fund invests in REITs that hold residual interests in REMICs, (iii) the Fund invests in a REIT that is a TMP or in a REIT that has a subsidiary that is a TMP, or (iv) if the Fund holds residual interests in REMICs. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues. The Funds are not expected to hold any REMIC interests.

Non-U.S. Investors

In general, dividends, other than Capital Gain Dividends paid by the Funds to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and may apply to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange, and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any cash paid for such Creation Units. Any gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year and were held as capital assets in the hands of the exchanging Authorized Participant. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Units may be treated as ordinary income or loss. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of any securities received plus the amount of any cash received for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund may limit the tax efficiency of the Fund. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss might be deductible.

Section 351

The Trust on behalf of the Funds has the right to reject an order for a purchase of shares of a Fund if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, a Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Certain Reporting Regulations

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting

The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Capital Loss Carry-Forward

When a Fund has a capital loss carry-forward, it does not make capital gain distributions until the loss has been offset or expired. As of March 31, 2025, the following Funds had capital loss carry-forwards available for federal income tax purposes. The capital losses are not subject to expiration.

Fund	Short-Term	Long-Term	Total
Nuveen High Yield Municipal Income ETF	$—	$—	$—
Nuveen Municipal Income ETF	142,457	—	142,457

General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to pay out dividends, if any, on a monthly basis but in any event no less frequently than annually. Each Fund intends to distribute its net realized capital gains, if any, to investors annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements for the Funds’ most recent fiscal year appear in the Funds’ Annual Financial Statements and Other Information dated March 31, 2025. The Funds’ most recent Annual Financial Statements and Other Information, which are included as part of the Funds’ Form N-CSR, are incorporated by reference into this SAI and available without charge by calling (800) 257-8787.

Appendix A
Nuveen proxy voting policies

Nuveen proxy voting guidelines

Applicability

These Guidelines apply to employees of Nuveen acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”)

I. Introduction

Our voting practices are guided by our fiduciary obligations to our clients.

These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues.

We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by enhancing long-term shareholder value, and may take into account many factors, including input from our investment teams and third-party research.

As indicated in these Guidelines, we monitor portfolio companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations consistent with the aim of preserving and enhancing long-term shareholder value. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate and we may vote differently on the same proposal given the portfolio company’s individual circumstances. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

The Guidelines are implemented by Nuveen’s Stewardship Group and applied in consideration of the facts and circumstances of the particular resolution. The Stewardship Group relies on its professional judgment, informed by proprietary research and reports provided by various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.

II. Accountability and transparency

Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

 When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

▪ Egregious compensation practices

▪ Lack of responsiveness to a failed vote

▪ Unequal treatment of shareholders

▪ Adoption of inappropriate antitakeover devices

▪ When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

 Independence

▪ When board independence is not in line with local market regulations or best practices

▪ When a member of executive management sits on a key board committee that should be composed of only independent directors

▪ When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

 Board refreshment

▪ When there is insufficient diversity on the board and the company has not demonstrated its commitment to making the board more diverse

▪ When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will represent the best interests of shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by-case basis where we believe, in practice, that there is not a bona fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

Shareholder rights

Proxy access

General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

Whether the company has demonstrated a need for antitakeover protection

Whether the provisions of the device are in line with generally accepted governance principles

Whether the company has submitted the device for shareholder approval

Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal and the established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate political influence

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.

We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

Closed-end funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors, but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term-oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views, and voting in accordance with the best interest of our shareholders.

Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.

Environmental issues

Global climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Predatory lending

General Policy: We will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and about policies designed to prevent predatory lending practices.

Issues related to employees and suppliers

Diversity and nondiscrimination

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board diversity, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Issues related to communities

Corporate response to global health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

Disclosures

Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC are SEC registered investment advisers and subsidiaries of Nuveen, LLC

Nuveen proxy voting policy

Applicability

This Policy applies to employees of Nuveen acting on behalf of Nuveen Asset Management, LLC, (“NAM”), Teachers Advisors, LLC, (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and, collectively, referred to as the “Advisers”)

Policy purpose and statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively, the “Advisers”) vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as Nuveen’s Stewardship Group to administer the Advisers’ proxy voting. The Stewardship Group adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and influencing the Portfolio Company’s behavior. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and applicable laws and regulations (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Advisers’ portfolio managers and research analysts.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted.

Portfolio Company includes any publicly traded company held in an account that is managed by an Adviser.

Policy requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the Stewardship Group and Nuveen Compliance are subject to the respective requirements outlined below under “Roles and Responsibilities.”

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee’s voting members will be comprised from Research, the Advisers, and Nuveen’s Stewardship Group. Non-voting members will be comprised from Nuveen Legal, Nuveen Compliance, Nuveen Advisory Product, and Nuveen Investment Risk. The Committee may invite others on a standing, routine and/or ad hoc basis to attend Committee meetings. The CCOs of CREF/TC Funds and the Nuveen Funds shall be standing, non-voting invitees. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the Stewardship Group, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1. Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the Stewardship Group if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2. When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3. Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Nuveen Stewardship Group

1. Performs day-to-day administration of the Advisers’ proxy voting processes.

2. Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the Stewardship Group, on behalf of the Advisers, takes into account several factors, including, but not limited to:

Input from Advisory Personnel

Third-party research

Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3. Assists in the development of securities lending recall protocols in cooperation with the Securities Lending Committee.

4. Performs Form N-PX filings in accordance with regulatory requirements.

5. Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

6. Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.

7. Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

8. Performs an annual vote reconciliation for review by the Committee.

9. Arranges the annual service provider due diligence, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

10. Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

11. Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

12. Creates and retains certain records in accordance with Nuveen’s Record Management program.

13. Oversees the proxy voting service provider with respect to its responsibilities, including making and retaining certain records as required under applicable regulation.

Nuveen Compliance

1. Seeks to ensure proper disclosure of the Advisers’ Policy to clients as required by regulation or otherwise.

2. Seeks to ensure proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3. Assists the Stewardship Group with arranging the annual service provider due diligence and presenting the results to the Committee.

4. Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Nuveen Legal

1. Provides legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Nuveen proxy voting conflicts of interest policy and procedures

Applicability

This Policy applies to employees of Nuveen (“Nuveen”) acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”).

Policy purpose and statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations, and for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Stewardship Group is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the Stewardship Group adheres to the Guidelines, which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Advisers’ portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the Stewardship Group based on the following:

1. The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i. The TIAA CEO,

ii. The Nuveen Executive Leadership Team and the Nuveen Senior Leadership Team,

iii. Stewardship Group members who provide proxy voting recommendations on behalf of the Advisers,

iv. Advisory Personnel, and

v. Household Members of the parties listed above in Nos. 1(i)–1(iv).

 The following criteria constitute a potential Material Conflict:

• Any individual identified above in 1(i)–1(v) who serves on a Portfolio Company’s board of directors; and/or

• Any individual identified above in 1(v) who serves as a senior executive* of a Portfolio Company.

2. In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i. Voting proxies for Funds sponsored by any Adviser and/or a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

ii. Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii. Voting proxies for Portfolio Companies that have a material distribution relationship* with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

iv. Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity† and

v. Any other circumstance where the Stewardship Group, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or its affiliate(s) have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the

Stewardship Group reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parent, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen employee but shares a residence and is in a mutual commitment similar to marriage with such Nuveen employee.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services. TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

____

* Senior executives are defined as “C-suite” positions such as CEO, CFO, COO, CAO, CMO, CIO, CTO, etc.

† Such criteria are defined in a separate standard operating procedure.

Policy requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The Stewardship Group and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The Stewardship Group and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The Stewardship Group generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the Stewardship Group, Advisory Personnel and Nuveen Compliance are required to comply with the following:

Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the Stewardship Group’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case-by-case review, then the Stewardship Group vote recommendation is evaluated using established criteria‡ to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the Stewardship Group believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

The Advisers are required to adhere to the baseline standards and guiding principles governing client and personnel conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

____

‡ Such criteria are defined in a separate standard operating procedure.

Roles and responsibilities

Nuveen Proxy Voting Committee

1. Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Review and approve the Policy annually, or more frequently as required.

3. Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4. Review Stewardship Group Material Conflicts reporting.

5. Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Nuveen Stewardship Group

1. Promptly disclose Stewardship Group members’ Material Conflicts to Nuveen Compliance.

2. Stewardship Group members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3. Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4. Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

5. In instances where an Escalation Form is required as described above, the Stewardship Group member responsible for the recommendation completes and submits the form to a Stewardship Group manager and the Committee. The Stewardship Group will specify a response due date from the Committee typically no earlier than two business days from when the request was delivered. While the Stewardship Group will make reasonable efforts to provide a two-business-day notification period, in certain instances the required response date may be shortened. The Committee reviews the Escalation Form to determine whether a Material Conflict exists and whether the rationale of the recommendation is clearly articulated and reasonable relative to the existing conflict. The Committee will then provide its response in writing to the Stewardship Group member who submitted the Escalation Form.

6. Provide Nuveen Compliance with established reporting.

7. Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8. Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

Advisory Personnel

1. Promptly disclose Material Conflicts to Nuveen Compliance.

2. Provide input and/or vote recommendations to the Stewardship Group upon request. Advisory Personnel are prohibited from providing the Stewardship Group with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3. From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the Stewardship Group in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1. Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Determine parties responsible for collection of, and providing identified Material Conflicts to, the Stewardship Group for inclusion on the Watch List.

3. Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4. Develop and maintain, in consultation with the Stewardship Group, standard operating procedures to support the Policy.

5. Perform periodic monitoring to determine adherence to the Policy.

6. Administer training to the Advisers and the Stewardship Group, as applicable, to ensure applicable personnel understand Material Conflicts and disclosure responsibilities.

7. Assist the Committee with the annual review of this Policy.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

NAI-HYMI-0725P

Nushares ETF Trust

PART C—Other Information

Item 28.	Exhibits.

(a)(1)

Amended and Restated Declaration of Trust, dated June 14, 2016, of Nushares ETF Trust (the “Registrant”) is incorporated herein by reference to Exhibit (a) to the Registrant’s initial registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001193125-16-622379 on June 15, 2016.

(a)(2)

Registrant’s Second Amended and Restated Declaration of Trust, dated July 27, 2016, is incorporated herein by reference to Exhibit (a)(ii) to Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-680834 on August 12, 2016.

(a)(3)

Amended and Restated Establishment and Designation of Series, dated January 10, 2019, is incorporated herein by reference to Exhibit (a)(iii) to Post-Effective Amendment No. 43 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-19-128156 on April 30, 2019.

(a)(4)

Amended and Restated Establishment and Designation of Series, dated June 16, 2021, is incorporated herein by reference to Exhibit (a)(iv) to Post-Effective Amendment No. 68 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-21-209572 on July 7, 2021.

(a)(5)

Amended and Restated Establishment and Designation of Series, dated July 19, 2021, is incorporated herein by reference to Exhibit (a)(v) to Post-Effective Amendment No. 76 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-21-282081 on September 24, 2021.

(a)(6)

Amended and Restated Establishment and Designation of Series, dated May 9, 2022, is incorporated herein by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 82 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-178975 on June 23, 2022.

(a)(7)

Amended and Restated Establishment and Designation of Series, dated June 23, 2023, is incorporated herein by reference to Exhibit (a)(vii) to Post-Effective Amendment No. 90 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-23-178280 on June 29, 2023.

(a)(8)

Amended and Restated Establishment and Designation of Series, dated December 21, 2023, is incorporated herein by reference to Exhibit (a)(viii) to Post-Effective Amendment No. 96 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-051051 on February 29, 2024.

(a)(9)

Amended and Restated Establishment and Designation of Series, dated February 28, 2024, is incorporated herein by reference to Exhibit (a)(ix) to Post-Effective Amendment No. 98 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-060522 on March 6, 2024.

(a)(10)

Amended and Restated Establishment and Designation of Series, dated October 23, 2024, is incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 104 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-269749 on December 3, 2024.

(a)(11)	Amended and Restated Establishment and Designation of Series, relating to the Nuveen Securitized Income ETF, to be filed by amendment.

(a)(12)	Amended and Restated Establishment and Designation of Series, relating to the Nuveen High Yield Corporate Bond ETF and the Nuveen International Aggregate Bond ETF, to be filed by amendment.

(b)

Registrant’s Bylaws, dated June 15, 2016, are incorporated herein by reference to Exhibit (b) to the Registrant’s initial registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-622379 on June 15, 2016.

(c)	Not applicable.

(d)(1)

Management Agreement, dated August 2, 2016, between the Registrant and Nuveen Fund Advisors, LLC (the “Management Agreement”) is incorporated herein by reference to Exhibit (d)(i) to Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-680834 on August 12, 2016.

(d)(2)

Schedule A, amended as of January 6, 2025, to the Management Agreement is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 106 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-005240 on January 13, 2025.

(d)(3)	Amended and Restated Schedule A to the Management Agreement, reflecting the addition of the Nuveen Securitized Income ETF, to be filed by amendment.

(d)(4)

Amended and Restated Schedule A to the Management Agreement, reflecting the addition of the Nuveen High Yield Corporate Bond ETF and the Nuveen International Aggregate Bond ETF, to be filed by amendment.

(d)(5)	Continuance of Management Agreements, dated May 1, 2025.

(d)(6)

Investment Sub-Advisory Agreement, dated August 2, 2016, between Nuveen Fund Advisors, LLC and Teachers Advisors, LLC (the “Teachers Advisors Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(ii) to Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-680834 on August 12, 2016.

(d)(7)

Schedule A, amended as of June 30, 2023, to the Teachers Advisors Sub-Advisory Agreement is incorporated herein by reference to Exhibit (d)(v) to Post-Effective Amendment No. 90 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-23-178280 on June 29, 2023.

(d)(8)	Notice of Continuance of Teachers Advisors Sub-Advisory Agreement, dated May 1, 2025, is filed herewith.

(d)(9)

Investment Sub-Advisory Agreement, dated July 26, 2021, between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC (the “NAM Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(xi) to Post-Effective Amendment No. 71 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-21-236475 on August 5, 2021.

(d)(10)

Schedule A, amended as of September 15, 2021, to the NAM Sub-Advisory Agreement is incorporated herein by reference to Exhibit (d)(viii) to Post-Effective Amendment No. 76 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-21-282081 on September 24, 2021.

(d)(11)

Amended and Restated Investment Sub-Advisory Agreement, dated December 31, 2021, between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC (the “Amended NAM Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(ix) to Post-Effective Amendment No. 78 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-054955 on February 28, 2022.

(d)(12)

Schedule A, amended as of January 6, 2025, to the Amended NAM Sub-Advisory Agreement is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 106 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-005240 on January 13, 2025.

(d)(13)	Revised Schedule A, reflecting the addition of the Nuveen Securitized Income ETF, to the Amended NAM Sub-Advisory Agreement to be filed amendment.

(d)(14)

Revised Schedule A, reflecting the addition of the Nuveen High Yield Corporate Bond ETF and the Nuveen International Aggregate Bond ETF, to the Amended NAM Sub-Advisory Agreement to be filed amendment.

(d)(15)	Notice of Continuance of Amended NAM Sub-Advisory Agreement, dated May 1, 2025, is filed herewith.

(d)(16)

Investment Sub-Advisory Agreement, dated July 26, 2021, between Nuveen Fund Advisors, LLC and Winslow Capital Management, LLC (the “Winslow Capital Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(xiii) to Post-Effective Amendment No. 71 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-21-236475 on August 5, 2021.

(d)(17)	Notice of Continuance of Winslow Sub-Advisory Agreement, dated May 1, 2025, is filed herewith.

(e)(1)

Distribution Agreement, dated August 2, 2016, between the Registrant and Nuveen Securities, LLC (the “Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(i) to Pre-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-695155 on August 29, 2016.

(e)(2)

Schedule A, amended as of January 6, 2025, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 106 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-005240 on January 13, 2025.

(e)(3)	Revised Schedule A, reflecting the addition of the Nuveen Securitized Income ETF, to the Distribution Agreement to be filed by amendment.

(e)(4)	Revised Schedule A, reflecting the addition of the Nuveen High Yield Corporate Bond ETF and the Nuveen International Aggregate Bond ETF, to the Distribution Agreement to be filed by amendment.

(e)(5)	Renewal of Distribution Agreement, dated May 1, 2025, is filed herewith.

(e)(6)

Form of Authorized Participant Agreement with Nuveen Securities, LLC is incorporated herein by reference to Exhibit (e)(ii) to Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-680834 on August 12, 2016.

(f)

Nuveen Funds Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees, effective October 15, 2024, is incorporated herein by reference to Exhibit (f) to Post-Effective Amendment No. 107 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-041568 on February 28, 2025.

(g)(1)

Global Custodial and Agency Services Agreement, dated September 1, 2023, between the Registrant and Citibank, N.A. (the “Custody Agreement”) is incorporated herein by reference to Exhibit (g)(vi) to Post-Effective Amendment No. 92 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-23-267113 on October 31, 2023.

(g)(2)

Amendment No. 1 and revised Appendix B, dated February 21, 2024, to the Custody Agreement is incorporated herein by reference to Exhibit (g)(vi) to Post-Effective Amendment No. 98 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-060522 on March 6, 2024.

(g)(3)

Amendment No. 2 and revised Appendix B, dated November 21, 2024, to the Custody Agreement is incorporated herein by reference to Exhibit (g)(3) to Post-Effective Amendment No. 104 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-269749 on December 3, 2024.

(g)(4)

Amendment No. 3 and revised Appendix B, dated December 6, 2024, to the Custody Agreement is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 106 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-005240 on January 13, 2025.

(g)(5)	Amendment and revised Appendix B, reflecting the addition of the Nuveen Securitized Income ETF, to the Custody Agreement to be filed by amendment.

(g)(6)

Amendment and revised Appendix B, reflecting the addition of the Nuveen High Yield Corporate Bond ETF and the Nuveen International Aggregate Bond ETF, to the Custody Agreement to be filed by amendment.

(h)(1)

Services Agreement, dated September 1, 2023, between the Registrant and Citi Fund Services Ohio, Inc. and Citibank, N.A. (the “Services Agreement”) is incorporated herein by reference to Exhibit (h)(xv) to Post-Effective Amendment No. 92 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-23-267113 on October 31, 2023.

(h)(2)

Amendment No. 1 and revised Annex to Schedule 2, dated February 21, 2024, to the Services Agreement is incorporated herein by reference to Exhibit (h)(xv) to Post-Effective Amendment No. 98 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-060522 on March 6, 2024.

(h)(3)

Amendment No. 2 and revised Annex to Schedule 2, dated November 21, 2024, to the Services Agreement is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 104 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-269749 on December 3, 2024.

(h)(4)

Amendment No. 3 and revised Annex to Schedule 2, dated December 6, 2024, to the Services Agreement is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 106 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-005240 on January 13, 2025.

(h)(5)	Amendment and revised Annex to Schedule 2, reflecting the addition of the Nuveen Securitized Income ETF, to the Services Agreement to be filed by amendment.

(h)(6)

Amendment and revised Annex to Schedule 2, reflecting the addition of the Nuveen High Yield Corporate Bond ETF and the Nuveen International Aggregate Bond ETF, to the Services Agreement to be filed by amendment.

(h)(7)

Index Sublicense Agreement, dated August 26, 2016, between the Registrant and Nuveen Fund Advisors, LLC (the “Index Sublicense Agreement”) is incorporated herein by reference to Exhibit (h)(iii) to Post-Effective Amendment No. 18 to the Registrant’s registration statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-17-193129 on June 2, 2017.

(h)(8)

Revised Exhibit A, as last updated May 23, 2019, to the Index Sublicense Agreement is incorporated herein by reference to Exhibit (h)(iv) to Post-Effective Amendment No. 53 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-19-250429 on September 20, 2019.

(h)(9)

Rule 12d1-4 Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds, dated January 19, 2022, between the Registrant and TIAA-CREF Funds (the “TIAA-CREF 12d1-4 Funds of Funds Investment Agreement”) is incorporated herein by reference to Exhibit (h)(v) to Post-Effective Amendment No. 78 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-054955 on February 28, 2022.

(h)(10)

Amendment No. 1, dated January 19, 2023, to the TIAA-CREF 12d1-4 Funds of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(vi) to Post-Effective Amendment No. 86 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-23-051102 on February 28, 2023.

(h)(11)

First Amendment, dated July 12, 2024, to the TIAA-CREF 12d1-4 Funds of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 100 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-210635 on August 30, 2024.

(h)(12)

Rule 12d1-4 Investment Agreement, dated January 19, 2022, between the Registrant and VanEck ETF Trust is incorporated herein by reference to Exhibit (h)(vi) to Post-Effective Amendment No. 78 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-054955 on February 28, 2022.

(h)(13)

Rule 12d1-4 Investment Agreement, dated January 19, 2022, between the Registrant, Thrivent Mutual Funds and Thrivent Series Fund, Inc. is incorporated herein by reference to Exhibit (h)(vii) to Post-Effective Amendment No. 78 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-054955 on February 28, 2022.

(h)(14)

Rule 12d1-4 Investment Agreement, dated January 19, 2022, between the Registrant and MainStay Funds Trust is incorporated herein by reference to Exhibit (h)(viii) to Post-Effective Amendment No. 78 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-054955 on February 28, 2022.

(h)(15)

Rule 12d1-4 Investment Agreement, dated January 21, 2022, between the Registrant and Litman Gregory Funds Trust is incorporated herein by reference to Exhibit (h)(ix) to Post-Effective Amendment No. 78 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-054955 on February 28, 2022.

(h)(16)

Rule 12d1-4 Investment Agreement, dated May 26, 2023, between the Registrant and The Lazard Funds, Inc. is incorporated herein by reference to Exhibit (h)(xiv) to Post-Effective Amendment No. 90 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-23-178280 on June 29, 2023.

(i)(1)

Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen Enhanced Yield U.S. Aggregate Bond ETF, Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF, Nuveen ESG High Yield Corporate Bond ETF, Nuveen ESG U.S. Aggregate Bond ETF, Nuveen Core Plus Bond ETF, Nuveen Preferred and Income ETF, Nuveen Ultra Short Income ETF, and Nuveen Sustainable Core ETF, is incorporated herein by reference to Exhibit (i)(1) to Post-Effective Amendment No. 103 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-266076 on November 26, 2024.

(i)(2)

Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen Short-Term REIT ETF, is incorporated herein by reference to Exhibit (i)(2) to Post-Effective Amendment No. 108 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-105879 on April 30,2025.

(i)(3)

Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen ESG Dividend ETF, Nuveen ESG Large-Cap ETF, Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF, Nuveen ESG Small-Cap ETF, Nuveen ESG International Developed Markets Equity ETF, Nuveen ESG Emerging Markets Equity ETF, Nuveen Growth Opportunities ETF, Nuveen Dividend Growth ETF, and Nuveen Winslow Large-Cap Growth ESG ETF, is incorporated herein by reference to Exhibit (i)(3) to Post-Effective Amendment No. 107 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-041568 on February 28, 2025.

(i)(4)

Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen AA-BBB CLO ETF, is incorporated herein by reference to Exhibit (i)(4) to Post-Effective Amendment No. 104 to the Registrant’s registration statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-269749 on December 3, 2024.

(i)(5)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen High Yield Municipal Income ETF and Nuveen Municipal Income ETF, is filed herewith.

(i)(6)	Opinion and Consent of Counsel, Dechert LLP, relating to the Nuveen Securitized Income ETF, to be filed by amendment.

(i)(7)	Opinion and Consent of Counsel, Dechert LLP, relating to the Nuveen High Yield Corporate Bond ETF and the Nuveen International Aggregate Bond ETF, to be filed by amendment.

(j)	Consent of independent registered public accounting firm, PwC, is filed herewith.

(k)	Not applicable.

(l)

Subscription Agreement, dated August 26, 2016, between the Registrant and Nuveen Fund Advisors, LLC is incorporated herein by reference to Exhibit (l) to Pre-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-695155 on August 29, 2016.

(m)(1)

Distribution and Service Plan is incorporated herein by reference to Exhibit (m) to Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-680834 on August 12, 2016.

(m)(2)

Revised Exhibit A, as of January 6, 2025, to the Distribution and Service Plan is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 106 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-005240 on January 13, 2025.

(m)(3)	Revised Exhibit A, reflecting the addition of the Nuveen Securitized Income ETF, to the Distribution and Service Plan to be filed by amendment.

(m)(4)	Revised Exhibit A, reflecting the addition of the Nuveen High Yield Corporate Bond ETF and the Nuveen International Aggregate Bond ETF, to the Distribution and Service Plan to be filed by amendment.

(n)	Not applicable.

(o)	Reserved.

(p)(1)

Code of Ethics and Reporting Requirements of Nuveen (including affiliated entities) and Nuveen Funds, dated January 27, 2025, is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 107 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-041568 on February 28, 2025.

(p)(2)

Code of Ethics for the Independent Trustees of the Nuveen Funds, as amended November 20, 2024, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 107 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-041568 on February 28, 2025.

(q)

Powers of Attorney of Messrs. Boateng, Forrester, Kenny, Moschner, Nelson, Starr, Thornton, Toth, Young, and Mss. Lancellotta, Medero and Wolff, dated January 1, 2024, is incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 96 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-051051 on February 29, 2024.

EX-101.INS	XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

Section 5 of Article IX of Registrant’s Declaration of Trust, as amended, provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and retention.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, directors or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or director or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, director or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Advisor.

(a) Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which Nuveen Fund Advisors and each director, officer or partner of Nuveen Fund Advisors is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee is as follows.

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years

Oluseun Salami, Executive Vice President and Chief Financial Officer

Senior Vice President (since 2020) NIS/R&T, Inc.; Senior Vice President and Chief Financial Officer (since 2020), Nuveen Alternative Advisors LLC; Executive Vice President (since 2024) and Chief Financial Officer (since 2020), formerly, Senior Vice President (2020-2024), TIAA-CREF Asset Management LLC; formerly, Senior Vice President and Chief Financial Officer (2020-2023), Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Executive Vice President (since 2022), formerly, Senior Vice President (2020-2022), and Chief Financial Officer (since 2020), Nuveen, LLC; Executive Vice President and Chief Financial Officer (since 2022), Nuveen Investments, Inc.; Executive Vice President (since 2021), formerly, Senior Vice President, Chief Financial Officer (2018-2021), Business Finance and Planning (2020) Chief Accounting Officer (2019-2020), Corporate Controller (2018-2020), Teachers Insurance and Annuity Association of America; formerly, Senior Vice President, Corporate Controller, College Retirement Equities Fund, TIAA Board of Overseers, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds (2018-2020).

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years

Megan Sendlak, Managing Director and Controller

Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Asset Management, LLC, Nuveen Investments, Inc., Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020) of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly, Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC.; formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Vice President and Controller of Winslow Capital Management, LLC (since 2020).

Nathaniel T. Jones, President	Senior Managing Director, Head of Public Product of Nuveen; has previously held various positions with Nuveen.

Erik Mogavero, Managing Director and Chief Compliance Officer

Formerly employed by Deutsche Bank (2013- 2017) as Managing Director, Head of Asset Management and Wealth Management Compliance for the Americas region and Chief Compliance Officer of Deutsche Investment Management Americas.

(b) Nuveen Asset Management, LLC (“Nuveen Asset Management”) serves as sub-adviser to the Registrant’s Nuveen Dividend Growth ETF, Nuveen Growth Opportunities ETF, Nuveen Sustainable Core ETF, Nuveen Preferred and Income ETF, Nuveen Core Plus Bond ETF, Nuveen Ultra Short Income ETF, Nuveen AA-BBB CLO ETF, Nuveen High Yield Municipal Income ETF, and Nuveen Municipal Income ETF, and also serves as investment sub-adviser to other open-end and closed-end funds and investment adviser to separately managed accounts. Nuveen Asset Management is an SEC-registered investment adviser located at 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which Nuveen Asset Management and each director, officer or partner of Nuveen Asset Management is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee is as follows.

Name and Position with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
William T. Huffman, President

Chief Executive Officer and President (since 2024), formerly, Executive Vice President (2020-2024) of Nuveen, LLC; formerly, Executive Vice President (2020-2023) of Nuveen Securities, LLC; President, Nuveen Investments, Inc. (since 2020), Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2019); Senior Managing Director (since 2019) of Nuveen Alternative Advisors LLC; Senior Managing Director (since 2022) and Chairman (since 2019) of Churchill Asset Management LLC.

Stuart J. Cohen, Managing Director, Head of Legal and Assistant Secretary

Managing Director and Assistant Secretary (since 2002) of Nuveen Securities, LLC; Managing Director (since 2007) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary (since 2023) of Nuveen Alternative Investments, LLC and (since 2019) of Teachers Advisors, LLC; Managing Director, Assistant Secretary (since 2019) and Associate General Counsel (since 2023), formerly, General Counsel (2019-2023) of TIAA-CREF Investment Management, LLC; Vice President and Assistant Secretary (since 2008) of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Assistant Secretary (2003-2021) of NWQ Investment Management Company, LLC; formerly Vice President (2007-2021) and Assistant Secretary (2006-2021) of Santa Barbara Asset Management, LLC.

Travis M. Pauley, Managing Director and Chief Compliance Officer	Regional Head of Compliance and Regulatory Legal (2013-2020) of AXA Investment Managers.

Megan Sendlak, Managing Director and Controller

Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-

Name and Position with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years

2020), of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly, Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC., formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021);Vice President and Controller of Winslow Capital Management, LLC (since 2020).

(c) Teachers Advisors, LLC (“Teachers Advisors”) serves as sub-adviser to the Registrant’s Nuveen ESG Large-Cap ETF, Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF, Nuveen ESG Small-Cap ETF, Nuveen ESG International Developed Markets Equity ETF, Nuveen ESG Emerging Markets Equity ETF, Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF, Nuveen Enhanced Yield U.S. Aggregate Bond ETF, Nuveen ESG U.S. Aggregate Bond ETF, Nuveen ESG High Yield Corporate Bond ETF, Nuveen Short-Term REIT ETF, and Nuveen ESG Dividend ETF. Teachers Advisors also provides investment management services to the TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1, and certain other registered and unregistered products. The Managing Member of Teachers Advisors is Nuveen Finance, LLC. Teachers Advisors is located at 730 Third Avenue, New York, New York 10017-3206.

A description of any other business, profession, vocation or employment of a substantial nature in which Teachers Advisors and each director, officer or partner of Teachers Advisors is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee is as follows.

Name and Position with Teachers Advisors	Other Business, Profession, Vocation or Employment During Past Two Years

Stuart R. Brunet, Managing Director and Chief Compliance Officer

Chief Compliance Officer (since 2015), formerly, Director, Compliance Officer of TIAA-CREF Investment Management, LLC; Managing Director (since 2017) of Teachers Insurance and Annuity Association of America.

William T. Huffman, President

Chief Executive Officer and President (since 2024), formerly, Executive Vice President (2020-2024) of Nuveen, LLC; formerly, Executive Vice President (2020-2023) of Nuveen Securities, LLC; President, Nuveen Investments, Inc. (since 2020), Nuveen Asset Management, LLC (since 2014) and TIAA-CREF Investment Management, LLC (since 2019); Senior Managing Director (since 2019) of Nuveen Alternative Advisors LLC; Senior Managing Director (since 2022) and Chairman (since 2019) of Churchill Asset Management LLC.

Name and Position with Teachers Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
John M. McCann, Senior Managing Director, Managing Associate General Counsel and Assistant Secretary

Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director (since 2025), formerly, Managing Director (2021-2025), Associate General Counsel and Assistant Secretary (since 2021) of Nuveen Asset Management, LLC and TIAA-CREF Investment Management, LLC; Senior Managing Director (since 2025), formerly, Managing Director (2021-2025); General Counsel and Secretary (since 2023), formerly, Assistant Secretary (2021-2023) of Nuveen Fund Advisors, LLC; Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the College Retirement Equities Fund; Managing Director (since 2018, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America; Managing Director (since 2022), formerly, Vice President (2017-2022), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Megan Sendlak, Managing Director and Controller

Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020), of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly, Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC., formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021);Vice President and Controller of Winslow Capital Management, LLC (since 2020).

(d) Winslow Capital Management, LLC (“Winslow Capital”) serves as sub-adviser to the Registrant’s Nuveen Winslow Large-Cap Growth ESG ETF. Winslow Capital is an SEC-registered investment adviser located at 4400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402.

A description of any other business, profession, vocation or employment of a substantial nature in which Winslow Capital and each director, officer or partner of Winslow Capital is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee is as follows.

Name and Position with Winslow Capital	Other Business, Profession, Vocation or Employment During Past Two Years
Justin H. Kelly, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	None

Jeff D. Wieneke, Managing Director, Chief Financial Officer	None

Derek M. Ciernia, Managing Director, Chief Compliance Officer and Chief Legal Officer	None

Megan L. Anderson, Managing Director, Chief Client Officer	None

Item 32. Principal Underwriters.

(a) Nuveen Securities, LLC acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V, Nuveen Investment Funds, Inc., TIAA-CREF Life Funds, TIAA-CREF Funds and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Executive Vice-President and Assistant Secretary	Vice President and Assistant Secretary

Jeffrey D. Carlin 560 Mission Street San Francisco, CA 94105	Chief Executive Officer	None

Lucas A. Satre 333 West Wacker Drive Chicago, IL 60606	Managing Director, Secretary and General Counsel	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the addresses below.

Adviser:

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers:

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Teachers Advisors, LLC

730 Third Avenue

New York, NY 10017-3206

Winslow Capital Management, LLC

4400 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

Distributor:

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, IL 60606

Custodian:

Citibank, N.A.

111 Wall Street

New York, NY 10005

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 111 to Registration Statement No. 333-212032 to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte and State of North Carolina, on the 28th day of July 2025.

Nushares ETF Trust

BY:	/s/ Diana R. Gonzalez
Diana R. Gonzalez
Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title		Date
/S/ Marc Cardella Marc Cardella	Vice President and Controller (principal financial and accounting officer)		July 28, 2025

/S/ Briton Ryan Briton Ryan	Chief Administrative Officer (principal executive officer)

JOSEPH A. BOATENG*	Trustee	By:*	/s/ Diana R. Gonzalez Diana R. Gonzalez Attorney-in-Fact July 28, 2025
MICHAEL A. FORRESTER*	Trustee
THOMAS J. KENNY*	Trustee
AMY B.R. LANCELLOTTA*	Trustee
JOANNE T. MEDERO*	Trustee
ALBIN F. MOSCHNER*	Trustee
JOHN K. NELSON*	Trustee
LOREN M. STARR*	Trustee
MATTHEW THORNTON III*	Trustee
TERENCE J. TOTH*	Trustee
MARGARET L. WOLFF*	Trustee
ROBERT L. YOUNG*	Chair of the Board and Trustee

*

The powers of attorney authorizing Diana R. Gonzalez, among others, to execute this Registration Statement, and Amendments thereto, for the Trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as Exhibit (q) to this Registration Statement.

Exhibit Index

Exhibit Number	Exhibit

EX-99.D5	Continuance of Management Agreements

EX-99.D8	Notice of Continuance of Teachers Advisors Sub-Advisory Agreement

EX-99.D15	Notice of Continuance of Amended NAM Sub-Advisory Agreement

EX-99.D17	Notice of Continuance of Winslow Sub-Advisory Agreement

EX-99.E5	Renewal of Distribution Agreement

EX-99.I5	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen High Yield Municipal Income ETF and Nuveen Municipal Income ETF

EX-99.J	Consent of independent registered public accounting firm, PwC

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase